---------------------------------
REPUBLIC
NEW YORK TAX-FREE BOND FUND

REPUBLIC
EQUITY FUND

REPUBLIC
BOND FUND

REPUBLIC
OVERSEAS EQUITY FUND

REPUBLIC
OPPORTUNITY FUND
                               [graphic omitted]

    [Logo]
   REPUBLIC
FAMILY OF FUNDS
---------------
                                                                   Annual Report
                                                                October 31, 1997

REPUBLIC FUNDS
ANNUAL REPORT - OCTOBER 31, 1997

TABLE OF CONTENTS
                                                                   PAGE
                                                                   ----
President's Message ...........................................     1
Letter to Shareholders from Investment Manager ................     2

REPUBLIC FUNDS
REPUBLIC NEW YORK TAX-FREE BOND FUND AND REPUBLIC EQUITY FUND
Schedules of Investments ......................................     13
Statements of Assets and Liabilities ..........................     22
Statements of Operations ......................................     24
Statements of Changes in Net Assets ...........................     25

REPUBLIC BOND FUND, REPUBLIC OVERSEAS EQUITY FUND AND REPUBLIC
OPPORTUNITY FUND
Statements of Assets and Liabilities ..........................     27
Statements of Operations ......................................     28
Statements of Changes in Net Assets ...........................     29
Notes to Financial Statements .................................     32
Financial Highlights ..........................................     43
Independent Auditors' Report ..................................     50

REPUBLIC FIXED INCOME PORTFOLIO, REPUBLIC INTERNATIONAL EQUITY PORTFOLIO, REPUBLIC SMALL CAP EQUITY PORTFOLIO
Schedules of Investments ......................................     51
Statements of Assets and Liabilities ..........................     77
Statements of Operations ......................................     78
Statements of Changes in Net Assets ...........................     79
Notes to Financial Statements .................................     82
Financial Highlights ..........................................     89
Independent Auditors' Report ..................................     92

PRESIDENT'S MESSAGE

                                                                 December 1997

DEAR SHAREHOLDER:

    We are very pleased to present you with the annual reports for the Republic Funds for the fiscal year ended October 31, 1997. In this report we have provided you with a commentary from the Investment Adviser, Republic National Bank of New York.

    We hope you find this commentary and accompanying financial summaries informative and as always we would be delighted to hear from you to answer any questions you might have or provide you with additional information.

    Financial statements and portfolio holdings for the Republic Funds for the fiscal year ended October 31, 1997 also follow. We look forward to servicing your financial needs and appreciate your continued support.

                              Respectfully submitted,

                          /s/ George O. Martinez

                              George O. Martinez
                              President

COMMENTARY FROM THE INVESTMENT ADVISER -
REPUBLIC NATIONAL BANK OF NEW YORK

U.S. ECONOMIC REVIEW
    The US economy expanded at a vigorous pace during the fiscal year ended October 31, 1997 led by a surge in consumer spending and strong advances in business outlays for new equipment and construction. Consumers remained upbeat enjoying strong job growth, income gains, rising home prices, attractive credit conditions and a booming stock market. Factories hummed at higher capacity and the tight labor markets showed no signs of slacking off. In March 1997, policy makers surprised few by raising the federal funds rate a quarter of a point to 5.5%. This pre-emptive strike was the first increase in more than two years. Market sentiment has leaned away from another rate increase in the near term. The Fed met in early December 1997 and did not raise rates. Despite the historically low level of unemployment, wage pressures have yet to show up in leading indicators. The stable employment cost index suggests that global competition is keeping domestic labor demands under control. Pricing power continues to remain weak, as reflected in the modest 2.2% rise in the Consumer Price Index and the 0.7% increase in the Producer Price Index. Despite continued robust expansion in the US, recent turmoil in Asia should help cool off the economy and help keep inflation in check.

GLOBAL ECONOMIC REVIEW
    Outside the U.S., Asian markets dominated the economic scene. Thailand and Malaysia buckled under inflationary pressures, growing account deficits, and slowing export activity, impacting their own and neighboring economies. The turmoil led to the de-valuation of the Thai bhat and Malaysian ringgit, and subsequent depreciation in a number of other currencies. Growth prospects have been scaled back for much of the region due to deflationary pressures.

    Japan's economy decelerated and fears of a recession increased following the pre-consumption tax (April 97) spending spree. Economic growth declined to -0.8% for the nine months ending September 1997 and the outlook is deteriorating with surging inventories, declining land values, depressed stock prices, a weak banking system and declining corporate investment and government spending. With Asia absorbing a considerable portion of Japan's exports, the Pacific Rim turmoil comes at a poor time for Japan.

    In Continental Europe, signs of a broad economic acceleration were evident during the latter part of the fiscal year, giving rise to inflation concerns. The German, French, Netherlands, Danish, Belgium and Austrian central banks raised interest rates and are expected to continue to tighten monetary policies as the 1999 EMU convergence approaches. European currency union appears on track, bolstered by U.K. overtures to re-join the European Union, a reversal of former prime minister John Major's stance against the Euro.

MARKET ENVIRONMENT
    U.S. stocks enjoyed another year of outstanding returns. The first six months of the fiscal year was highlighted by the dominance of the large capitalization stocks. The market then broadened, as small capitalization stocks rallied during the latter six months of the fiscal year. For the year ended October 31, 1997, U.S. large capitalization and small capitalization stocks posted impressive gains of 31.8% and 29.3%, respectively, as measured by the Russell 1000 and 2000 Indices, respectively. International markets posted moderate gains, 4.9% as measured by the MSCI EAFE Index. The turmoil in the Pacific Rim region had a negative impact on overall returns for international investors.

    Fixed income markets rallied during the second half of the fiscal year. Prices soared higher on long term bonds as the yield fell from a high of 7.16% on April 11, 1997 to 6.15% at fiscal year end. The Salomon Broad Bond Index posted a 8.9% return for the fiscal year, reflecting the positive reaction to the benign inflation environment. The tax exempt sector performed admirably, as well, benefiting from strong investor demand against a limited supply of new issues throughout most of the fiscal year.

PORTFOLIO REVIEW

Republic New York Tax-Free Bond Fund
------------------------------------

    The Republic New York Tax-Free Bond Fund Class C (Investor Shares) returned 8.22%* for the fiscal year ended October 31, 1997, compared to 7.72% for the Lipper NY Municipal Bond Fund Index.** As of October 31, 1997, the Fund's duration (interest rate sensitivity) was 8.37 years and the Fund's annualized 30-day SEC yield was 4.44%* (Investor Shares).

    The first six months of the fiscal year was a challenging time for fixed income products, however, high-quality tax-exempt securities demonstrated reasonable stability and favorable relative value during the period. The outlook improved during the latter part of the year as inflation remained low and fears of a further rate hike by the Federal Reserve dissipated. During the fourth quarter, the Fund's duration was reduced slightly as new municipal issues had more attractiveness in the shorter maturities than in the longer end.

                    COMPARISON OF $10,000 INVESTMENT IN THE
                 N.Y. TAX-FREE BOND FUND (INVESTOR SHARES) AND
                             LIPPER N.Y. MUNI BOND

                            ------------------------
                                 AVERAGE ANNUAL
                                  TOTAL RETURN
                            ------------------------
                             Fiscal Year   Inception
                                Ended          to
                              10/31/97     10/31/97
                            ------------------------
                               8.22%         7.78%
                            ------------------------

                    N.Y. Tax-Free       Lipper N.Y.
                     Bond Fund          Muni-Bond**
---------------------------------------------------
 5/01/95             $10,000             $10,000
10/31/95              10,640              10.600
 4/30/96              10,710              10,650
10/31/96              11,140              11,100
 4/30/97              11,310              11,280
10/31/97              12,061              11,962

Past performance is not predictive of future performance

 * The total return set forth reflects the waiver of a portion of the Fund's advisory and administrative fees. Without waivers of fees, total return for the period would have been lower. Without waivers of fees, the annualized 30-day SEC yield figure would have been 3.77%. The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
** Lipper NY Municipal Bond Fund Index is an equally weighted index composed of the 30 largest mutual funds within this investment objective.

Republic Equity Fund
--------------------

    The Republic Equity Fund Class C (Investor Shares) returned 28.92%* for the fiscal year ended October 31, 1997, compared to 28.42% for the Lipper Growth Fund Index*** and 31.84% for the Russell 1000 Index.**

    In January 1997, Alliance Capital Management L.P. ("Alliance Capital") and Brinson Partners, Inc. ("Brinson") replaced Lord Abbett & Co. as sub-advisers of the Fund. In connection with the change in sub-advisers, the Fund implemented more flexible investment policies which enabled it to invest in a wider variety of securities. Following the change in sub-advisers, the Fund's sector allocations shifted. Exposure to Consumer Staples, Consumer Discretionary, Healthcare and Technology all rose, while exposure to the Energy and Utility sectors were reduced.

    Alliance Capital emphasizes companies with "growth" oriented qualities, while Brinson focuses on companies with "value" oriented characteristics. On a cumulative basis over the last twelve months, value and growth oriented companies in aggregate performed similarly, however, there was a great divergence in results when reviewed on a month-to-month basis. The two new sub-advisors are expected to complement each other with their different styles and help smooth and enhance investment results over time.

    As of October 31, 1997, the Fund's portfolio held 137 companies' securities. The top sector weightings as a percentage of total investments at October 31, 1997 were approximately 21.3% Consumer Products and Services, 20.5% Technology and Communications, 9.0% Banking & Finance and 9.0% Pharmaceuticals.

                    COMPARISON OF $10,000 INVESTMENT IN THE
                       EQUITY FUND (INVESTOR SHARES) AND
                               RUSSELL 1000 INDEX

                            ------------------------
                                 AVERAGE ANNUAL
                                  TOTAL RETURN
                            ------------------------
                             Fiscal Year   Inception
                                Ended          to
                              10/31/97     10/31/97
                            ------------------------
                              28.92%        21.89%
                            ------------------------

                    Equity         Russell 1000          Russell 1000
                     Fund         Value Index****          Index**
---------------------------------------------------------------------
 8/01/95            $10,000        $10,000                  $10,000
10/31/95             10,280         10,400                   10,440
 4/30/96             11,570         11,890                   11,860
10/31/96             12,160         12,840                   12,830
 4/30/97             13,470         14,560                   14,510
10/31/97             15,674         17,152                   16,697

Past performance is not predictive of future performance

   * The total return set forth reflects the waiver of a portion of the Fund's advisory and administrative fees. Without waivers of fees, total return for the period would have been lower. The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
  ** Following the change in investment policies of the Fund earlier this year, the Manager believes that it is more appropriate to benchmark the Fund against the Russell 1000 Index as opposed to the Russell 1000 Value Index. In accordance with regulations the performance of both indices is compared against the Fund.
 *** Lipper Growth Fund Index is an equally weighted index composed of the 30 largest mutual funds within this investment objective.
**** Russell 1000 Value Index is an unmanaged index comprised of 1,000 large
     U.S. companies as determined by market capitalization.

Republic Bond Fund
------------------

    The Republic Bond Fund returned 8.71%* for the fiscal year ended October 31, 1997, compared to 8.80% for the Lipper A Rated Bond Fund Index** and 8.89% for the Salomon Broad Investment Grade Bond Index.*** As of October 31, 1997, the Fund's annualized 30-day SEC yield was 5.59%.*

    During the first six months, holdings in the mortgage sector contributed most to the Fund's performance, while the corporate sector and currency hedged foreign bonds added modestly to the relative results. Mortgages remained the largest weighting in the Fund, offering fair value relative to Treasury bonds and attractive value relative to other sectors. As the year progressed, exposure was shifted from mortgages to treasuries as interest rates declined and spreads tightened. The mortgage sector remains structured so as to have less prepayment risk than the mortgage securities contained within the broad bond market index. The Fund's strategy at the end of the period was based on real interest rates appearing attractive in light of past inflation data but less attractive on a prospective basis. Against this backdrop, the interest rate sensitivity of the portfolio remained near its benchmark.

                    COMPARISON OF $10,000 INVESTMENT IN THE
                             REPUBLIC BOND FUND AND
                   SALOMON BROAD INVESTMENT GRADE BOND INDEX

                            ------------------------
                                 AVERAGE ANNUAL
                                  TOTAL RETURN
                            ------------------------
                             Fiscal Year  Inception(1)
                                Ended          to
                              10/31/97     10/31/97
                            ------------------------
                               8.71%        10.34%
                            ------------------------

                    Republic              Salomon Broad
                      Bond               Investment Grade
                      Fund                Bond Index****
----------------------------------------------------------
 1/09/95            $10,000                  $10,000
 4/30/95             10,530                   10,640
10/31/96             11,420                   11,280
 4/30/96             11,530                   11,580
10/31/96             12,150                   12,210
 4/30/97             12,420                   12,390
10/31/97             13,208                   13,265

Past performance is not predictive of future performance

  * The performance set forth reflects the waiver and reimbursement of a portion of the Fund's fees. Without waivers of fees, total return for the period would have been lower. Without waivers of fees the annualized 30-day SEC yield figure would have been 4.32%. The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 ** Lipper A Rated Bond Fund Index is an equally weighted index composed of the
    30 largest mutual funds within this investment objective.
*** Salomon Broad Investment Grade Bond Index: an unmanaged market capitalization weighted index which includes fixed rate. Treasury, government sponsored, corporate and mortgage securities. All issues mature in one year or more and have at least $50 million face amount outstanding for entry into the index.
(1) Inception date for performance purposes is January 9, 1995. Performance for the period prior to the Fund's inception is that of the Republic Fixed Income Portfolio, adjusted to reflect the fees and expenses of the Fund. The Fund's inception date was August 26, 1996. The Fund's average annual total return since its inception was 10.50%.

Republic Overseas Equity Fund
-----------------------------
    The Republic Overseas Equity Fund earned 14.08%* for the fiscal year ended October 31, 1997, compared to the 13.34% advance of the Lipper International Equity Fund Index** and 4.92% advance of the MSCI EAFE Index***

    European investments posted extraordinary results in U.S. dollar terms during the last twelve months, despite currency weakness which moderated results for dollar-based investors. Telecommunications and technology related holdings were among the most significant contributors to the Fund's outperformance. Superior stock selection and low exposure in Japan relative to the benchmark also enhanced results. Compared to the MSCI EAFE Index benchmark, the Portfolio remained most significantly underweighted in Japan, Germany and the United Kingdom, and overweighted in Sweden, Canada and Mexico.****

    As of October 31, 1997, the Republic International Equity Portfolio, in which the Fund invests all of its investable assets, was broadly diversified with 172 equity holdings representing 28 countries. The Portfolio's weightings by geographical region as a percentage of total investments at October 31, 1997 were as follows: Europe 46.7%, Japan 22.3%, Pacific Ex- Japan 8.2%, and 22.8% in other regions. The largest five holdings of the Portfolio represent 8.46% of the Portfolio: Mannesmann AG (Germany: machinery & engineering), Tokyo Electron (Japan: electronic components), Bank of Scotland (United
Kingdom: financial), Astra (Sweden: medical, drugs), Zeneca Group Plc (United
Kingdom: Pharmaceutical, agri chemicals).

                    COMPARISON OF $10,000 INVESTMENT IN THE
                       REPUBLIC OVERSEAS EQUITY FUND AND
                MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX

                            ------------------------
                                 AVERAGE ANNUAL
                                  TOTAL RETURN
                            ------------------------
                             Fiscal Year  Inception(1)
                                Ended          to
                              10/31/97     10/31/97
                            ------------------------
                              14.08%        12.16%
                            ------------------------

                         Republic              HSCI
                         Overseas              EAFE
                        Equity Fund          Index***
-----------------------------------------------------
 1/09/95                 $10,000             $10,000
 4/30/95                  10,200              10,790
10/31/95                  10,810              10,800
 4/30/96                  12,050              12,100
10/31/96                  12,120              11,810
 4/30/97                  13,360              11,990
10/31/97                  13,822              12,367

Past performance is not predictive of future performance

   * The performance set forth reflects the waiver and reimbursement of a portion of the Fund's fees. Without waivers of fees, total return for the period would have been lower. The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
  ** Lipper International Equity Fund Index is an equally weighted index composed of the 30 largest mutual funds within this investment objective. *** MSCI EAFE Index is based on the share prices of approximately 1,600 companies listed on stock exchanges in the 22 developed countries that make up the MSCI National Indices.
**** International investing involves increased risk and volatility.
 (1) Inception date for performance purposes is January 9, 1995. Performance for the period prior to the Fund's inception is that of the Republic International Equity Portfolio, adjusted to reflect the fees and expenses of the Fund. The Fund's inception date was August 26, 1996. The Fund's average annual total return since its inception was 13.08%.

Republic Opportunity Fund
-------------------------
    The Republic Opportunity Fund returned 26.28%* for the fiscal year ended October 31, 1997, compared to 18.65% for the Lipper Small Company Fund Index** and 29.33% for the Russell 2000 Index.***

    The first six months of the fiscal year saw small capitalization stocks lag the overall equity market. The portfolio's largest sectors were Technology, Leisure and Healthcare, with only leisure benefiting from increased investor interest during the period. While the overall sector weightings were a negative contributor to performance, individual holdings within those sectors posted above average returns. The latter half of the year saw a dramatic advance by the small capitalization stocks. Individual stock selection continued to drive performance results.

    The portfolio's bias is towards higher quality and more mature small capitalization issues. While lesser quality issues can outperform at times, over the long run it has been more profitable to invest in higher quality small stocks.

    As of October 31, 1997, the Small Cap Equity Portfolio, in which the Fund invests all of its investable assets, was broadly diversified in company securities. The top sector weightings as a percentage of total investments at October 31, 1997 were approximately 16.5% Computer Software & Services, 14.9% Business Services, 13.9% Medical, Health Technology & Services and 4.6% U.S. Government Agency Obligations.****

                    COMPARISON OF $10,000 INVESTMENT IN THE
                         REPUBLIC OPPORTUNITY FUND AND
                               RUSSELL 2000 INDEX

                            ------------------------
                                 AVERAGE ANNUAL
                                  TOTAL RETURN
                            ------------------------
                             Fiscal Year  Inception(1)
                                Ended          to
                              10/31/97     10/31/97
                            ------------------------
                              26.28%        26.68%
                            ------------------------

                         Republic            Russell
                       Opportunity            2000
                          Fund               Index****
-------------------------------------------------------
 9/03/96                 $10,000             $10,000
10/31/96                  10,630              10,250
 4/30/97                  10,310              10,410
10/31/97                  13,211              13,251

Past performance is not predictive of future performance

   * The performance set forth reflects the waiver and reimbursement of a portion of the Fund's fees. Without waivers of fees, total return for the period would have been lower. The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
  ** Lipper Small Company Fund Index is an equally weighted index composed of the 30 largest mutual funds within this investment objective.
 *** Russell 2000 Index is a broad index of equity securities of small capitalization U.S. companies, with an average market capitalization of $775 million as of October 31, 1997.
**** Small company funds typically carry additional risks since smaller companies generally have a higher company specific risk, and historically, their stocks have experienced a greater degree of market volitility than larger company stocks on average.
 (1) Inception date for performance purposes is September 3, 1996. Performance for the period prior to the Fund's inception is that of the Republic Small Cap Equity Portfolio, adjusted to reflect the fees and expenses of the Fund. The Fund's inception date was September 23, 1996. Average annual total return of the Fund since its inception was 21.03%.

    This material must be preceeded or accompanied by a current prospectus.

REPUBLIC NEW YORK TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

                                                                      RATINGS
                                                                      MOODY'S/
PRINCIPAL                                                               S&P                VALUE
 AMOUNT      DESCRIPTION                                MATURITY    (UNAUDITED)(a)        (NOTE 2)
 ------      -----------                                --------    --------------        --------
            NEW YORK MUNICIPAL
              OBLIGATIONS - 88.5%(a)
$  500,000  Brookhaven New York, General
              Obligation, FGIC Insured 5.50% ...         10/1/12      Aaa/AAA            $  518,255
   250,000  Erie County, New York, General
              Obligation, Series B, FGIC Insured
              5.375% ...........................         6/15/07      Aaa/AAA               265,113
 1,000,000  Metropolitan Transit Authority of
              New York, Transportation Facility
              Revenue - Series C-1, FGIC Insured
              5.250% ...........................          7/1/17      Aaa/AAA               997,490
   750,000  Metropolitan Transit Authority of
              New York, Service Contract
              Commuter Facility - Series P
              5.750% ...........................          7/1/15     Baa1/BBB+              762,008
 1,000,000  New York, NY, General Obligation,
              Series H 6.000% ..................          8/1/14     Baa1/BBB+            1,049,320
 1,000,000  New York, NY, General Obligation,
              Series L 5.875% ..................          8/1/15     Baa1/BBB+            1,031,170
   300,000  New York, NY, General Obligation,
              Series L 3.750% ..................         8/15/20      Aa1/AAA               300,000
   450,000  New York City Housing Development
              Corporation, Multi Family Mortgage
              Revenue, Refunding - Series A FHA
              Insured 6.550% ...................         10/1/15      NR/AAA                479,210
 1,000,000  New York City Housing Development
              Corporation, Multi Family Mortgage
              Revenue, Refunding - Series A
              5.750% ...........................         11/1/18      Aa2/AA              1,033,160
   500,000  New York City Industrial Development
              Agency, Special Facilities,
              Revenue, Terminal One Group
              Project, AMT 6.100% ..............          1/1/09        A/A                 531,875
 1,000,000  New York City Industrial Development
              Agency, Special Facilities,
              Revenue, Terminal One Group
              Project, AMT 6.000% ..............          1/1/15        A/A               1,044,480
   750,000  New York City Municipal Water and
              Sewer, Finance Authority, Water
              and Sewer, Revenue, Refunding -
              Series A 5.750% ..................         6/15/16       A2/A                 772,852
 1,000,000  New York City, TR Cultural Revenue,
              Botanical Gardens, MBIA Insured
              5.800% ...........................          7/1/26      Aaa/AAA             1,034,300
 1,000,000  New York Local Government Assistance
              Corporation, Series A 6.000%                4/1/16       A3/A+              1,068,900
   300,000  New York State Dormitory Authority,
              Revenue, Cornell University,
              Series B VRDN 4.000% .............          7/1/25       Aa/AA                300,000
 1,000,000  New York State Dormitory Authority,
              Revenue, City University, Series
              A, AMBAC Insured 5.625% ..........          7/1/16      Aaa/AAA             1,059,300
 1,000,000  New York State Dormitory Authority,
              Revenue, Court Facilities, Series
              A 5.625% .........................         5/15/13     Baa1/BBB+            1,014,380
 1,000,000  New York State Dormitory Authority,
              Revenue, Department of Health
              5.750% ...........................          7/1/17     Baa1/BBB             1,019,080
   225,000  New York State Dormitory Authority,
              Revenue, Mental Health Service
              Facility Series B 6.500% .........         8/15/11      Baa1/A+               257,225
 1,000,000  New York State Dormitory Authority,
              Revenues, Mental Health Services,
              Series B 5.500% ..................         8/15/17      Baa1/A-             1,001,580
 1,000,000  New York State Dormitory Authority,
              Revenue, Rochester Institute of
              Technology, MBIA Insured 5.300%             7/1/17      Aaa/AAA             1,004,760
   500,000  New York State Dormitory Authority,
              Revenue, State University,
              Educational Facilities, 5.750% ...         5/15/09       A3/A                 531,895
   375,000  New York State Dormitory Authority,
              Revenue, State University,
              Educational Facilities, Series A
              6.250%                                     5/15/17     Baa1/BBB+              415,781
 1,000,000  New York State, Mortgage Agency
              Revenue, Homeowner Mortgage,
              Series 67 5.600% .................         10/1/14      Aa2/NR              1,010,260
 1,000,000  New York State Environmental
              Facilities Corporation Pollution
              Control Revenue, Water Revolving
              Fund - Series C 5.850% ...........         1/15/15      Aaa/AAA             1,063,920
 1,000,000  New York State Housing Finance
              Agency, Service Contract
              Obligation, Revenue, Refunding,
              Series C 5.875% ..................         9/15/14     Baa1/BBB+            1,030,060
   395,000  New York State Medical Care
              Facilities, Revenue, Hospital &
              Nursing Home, FHA Insured 6.400% .         8/15/14      NR/AAA                431,399
   500,000  New York State Power Authority,
              Revenue & General Purpose, Series
              CC 5.000% ........................          1/1/09       Aa/AA                504,160
 1,000,000  New York State Thruway Authority,
              Service Contract, Revenue, Local
              Highway and Bridge 5.875% ........          4/1/14     Baa1/BBB+            1,029,690
 1,000,000  New York State Urban Development
              Corporation, Revenue 5.750% ......          4/1/12     Baa1/BBB+            1,034,660
   500,000  Port Authority of New York & New
              Jersey, Special Obligation,
              Revenue, JFK International
              Terminal, MBIA Insured, AMT 5.750%         12/1/22      Aaa/AAA               515,805
 1,000,000  Port Authority of New York & New
              Jersey, Series 74 6.750% .........          8/1/26       A1/AA              1,083,780
   750,000  Syracuse New York Senior Citizen
              Housing Corporation, East Hill
              Village Apartments, Series A
              6.125%                                     11/1/10       NR/A                 791,662
   250,000  Yonkers, New York, General
              Obligation, Series A, FGIC Insured
              6.500% ...........................         2/15/12      Aaa/AAA               276,570
                                                                                        -----------
            TOTAL NEW YORK MUNICIPAL OBLIGATIONS
              (COST $25,385,464) ................................................       $26,264,100
                                                                                        -----------
            OTHER BONDS AND NOTES - 7.0%
 1,000,000  Puerto Rico Commonwealth Highway &
              Transportation Authority, Revenue,
              Series W 5.500% ..................          7/1/08      Baa1/A              1,044,710
 1,000,000  Puerto Rico Electric Power
              Authority, Revenue, Series O
              6.000% ...........................          7/1/14     Baa1/BBB+            1,057,310
                                                                                         ----------

                    TOTAL OTHER BONDS AND NOTES
                      (COST $2,028,070) .........................................         2,102,020
                                                                                         ----------

 PRINCIPAL                                                                                VALUE
  AMOUNT        DESCRIPTION                                                              (NOTE 2)
  ------        -----------                                                              --------

            SHORT-TERM INVESTMENTS - 0.2%(a)
$   48,091  Provident New York Tax Free Money Market Fund
              (Cost $48,091) ....................................................       $    48,091
                                                                                        -----------
TOTAL INVESTMENTS - 95.7% (COST $27,461,625)}D{ .................................        28,414,211

OTHER ASSETS IN EXCESS OF LIABILITIES - 4.3% ....................................         1,280,776
                                                                                        -----------
NET ASSETS - 100.0% .............................................................       $29,694,987
                                                                                        ===========

(a) Percentages indicated are based on net assets.
(b) Approximately 31.81% of the municipal securities held by the Fund have credit enhancement features backing them, which the Fund relies on, such as letters of credit, insurance or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the Fund.
(c) The Moody's or Standard & Poor's rating indicated is believed to be the most recent ratings available at October 31, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 1997. These ratings are unaudited.
(d) For Federal income tax purposes, the cost of securities owned at October 31, 1997 was the same as the cost of securities for financial statement purposes resulting in net unrealized appreciation of securities as follows:

      Gross unrealized appreciation .............................................          $963,439
      Gross unrealized depreciation .............................................           (10,853)
                                                                                           --------
    Net unrealized appreciation .................................................          $952,586
                                                                                           ========

AMBAC   -American Municipal Bond Assurance Corporation
AMT     -Interest on security is subject to Federal Alternative Minimum Tax
FGIC    -Federal Guaranty Insurance Corporation
FHA     -Federal Housing Administration

                      See notes to financial statements

REPUBLIC EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997
                                                                      VALUE
DESCRIPTION                                           SHARES         (NOTE 2)

COMMON STOCK - 94.1%(b)
AEROSPACE & AIRCRAFT - 4.0%

Allied Signal, Inc. ............................       18,600      $   669,600
Lockheed Martin Corp. ..........................       14,900        1,416,431
Raytheon Co. ...................................       13,400          726,950
United Technologies Corp. ......................        3,000          210,000
                                                                   -----------
                                                                     3,022,981
                                                                   -----------

BANKING & FINANCE - 8.4%
American Express Co. ...........................        4,800          374,400
Chase Manhattan Corp. ..........................       12,200        1,407,575
Citicorp. ......................................        5,500          687,844
First American Corp. ...........................        3,000          142,500
First Security Corp. ...........................        3,700          107,300
Hibernia Corp. .................................        6,300          112,219
MBNA Corp. .....................................       25,500          670,969
Merrill Lynch & Co. ............................       11,000          743,875
Morgan Stanley, Dean Witter, Discover & Co. ....       15,000          735,000
NationsBank Corp. ..............................        6,200          371,225
Regions Financial Corp. ........................        2,900          106,575
U.S. Bancorp. ..................................        8,754          890,172
                                                                   -----------
                                                                     6,349,654
                                                                   -----------

CHEMICALS - 0.8%
Eastman Chemical Co. ...........................        7,400          441,225
Geon Co. .......................................        3,100           67,231
Witco Corp. ....................................        1,800           78,300
                                                                   -----------
                                                                       586,756
                                                                   -----------

COMMUNICATIONS - 3.1%
360 Communications Co.(a) ......................          400            8,450
Boston Technology, Inc. (a) ....................        4,500          122,063
CommScope, Inc.(a) .............................        8,566           94,226
Comverse Technology, Inc.(a) ...................          900           37,125
Lucent Technologies ............................        7,600          626,525
Nextel Communications, Inc. (a) ................       15,800          414,750
Next Level System, Inc.(a) .....................       25,800          348,300
WorldCom, Inc.(a) ..............................       19,900          669,138
                                                                   -----------
                                                                     2,320,577
                                                                   -----------

CONSTRUCTION & HOUSING - 1.6%
Champion Enterprises, Inc.(a) ..................        9,000          158,062
Comerica, Inc. .................................        3,100          245,094
Fleetwood Enterprises, Inc. ....................        3,700          112,156
Martin Marietta Materials ......................        3,300          115,088
Masco Corp. ....................................       13,200          579,150
                                                                   -----------
                                                                     1,209,550
                                                                   -----------
CONSUMER MANUFACTURING - 3.9%
Echlin, Inc. ...................................        3,200          104,800
General Electric Co. ...........................       21,000        1,355,813
Harley-Davidson, Inc. ..........................        8,200          227,550
Lear Corp.(a) ..................................        2,700          129,769
Sunbeam Corp. ..................................       16,800          761,250
U.S. Industries, Inc. ..........................       14,000          376,250
                                                                   -----------
                                                                     2,955,432
                                                                   -----------

CONSUMER PRODUCTS - 12.1%
Campbell Soup Co. ..............................       14,000          721,875
Coca-Cola Co. ..................................        6,000          347,512
Coca-Cola Enterprises, Inc. ....................        5,600          157,500
Colgate-Palmolive Co. ..........................       13,300          861,175
CPC International Inc. .........................        4,900          485,100
Dial Corp. .....................................        5,800           97,875
Gillette Co. ...................................       12,600        1,122,187
Kimberly-Clark Corp. ...........................       11,700          607,669
Nabisco Holdings Corp. .........................       11,500          472,938
Pepsico, Inc. ..................................        8,900          327,631
Philip Morris Companies, Inc. ..................       56,300        2,230,888
Procter & Gamble Co. ...........................        6,800          462,400
Sealed Air Corp.(a) ............................        9,600          495,000
Tyson Foods, Inc. ..............................       23,050          435,069
York International Corp. (a) ...................        7,000          319,375
                                                                   -----------
                                                                     9,144,194
                                                                   -----------

CONSUMER SERVICES - 8.0%
Carnival Corp. .................................        6,000          291,000
Circuit City Stores ............................       16,700          665,912
Cox Communications (a) .........................       15,600          479,700
Dayton Hudson Corp. ............................        7,500          471,094
Food Lion, Inc.  ...............................       20,700          160,425
Gannett Company, Inc.  .........................       11,200          588,700
Home Depot, Inc. ...............................       14,200          789,875
Interpublic Group, Inc. ........................        7,400          351,500
Kohl's (a) .....................................        6,900          463,162
Kroger Co. (a) .................................        3,300          107,662
Liberty Media Group (a) ........................       21,300          741,506
Viad Corp. .....................................       11,100          202,575
Walt Disney Co. ................................        8,300          682,675
                                                                   -----------
                                                                     5,995,786
                                                                   -----------
ELECTRIC SERVICES - 4.1%
Centerior Energy Corp. .........................       17,200          223,600
CMS Energy Corp. ...............................       14,600          532,900
Enron Corp. ....................................       23,000          874,000
Entergy Corp. ..................................       29,500          720,906
PECO Energy Co. ................................       33,700          764,569
                                                                   -----------
                                                                     3,115,975
                                                                   -----------

FOREST PRODUCTS - 0.7%
Champion International Corp. ...................        1,000           55,187
Fort James Corp. ...............................        9,200          365,125
Westvaco Corp. .................................        2,700           88,594
                                                                   -----------
                                                                       508,906
                                                                   -----------

HEALTH CARE - 3.4%
Baxter International, Inc. .....................       14,600          675,250
Beckman Instruments, Inc. ......................        3,300          129,937
Boston Scientific Corp. (a) ....................       10,000          455,000
Covance, Inc. (a) ..............................        5,700          100,819
Health Care & Retirement Corp. (a) .............        6,700          253,344
Manor Care, Inc. ...............................        8,700          298,519
Medtronic, Inc. ................................        8,800          382,800
Vencor, Inc. (a) ...............................        8,600          232,200
                                                                   -----------
                                                                     2,527,869
                                                                   -----------

INDUSTRIAL MACHINERY & RELATED SERVICES - 0.9%
Harnischfeger Industries, Inc. .................        8,600          338,625
Pentair, Inc. ..................................        6,000          231,750
Timken Co. .....................................        4,300          144,050
                                                                   -----------
                                                                       714,425
                                                                   -----------

INSURANCE - 5.7%
American International Group ...................        8,400          857,325
AON Corp. ......................................       20,250        1,092,234
CIGNA Corp. ....................................        7,400        1,148,850
Old Republic International Corp. ...............        2,800          100,100
Travelers, Inc. ................................       16,200        1,134,000
                                                                   -----------
                                                                     4,332,509
                                                                   -----------

METALS - 0.4%
Birmingham Steel Corp. .........................        4,500           74,812
Aluminum Co. of America ........................          900           65,700
Reynolds & Reynolds, Inc. ......................        9,100          155,838
                                                                   -----------
                                                                       296,350
                                                                   -----------

MULTI INDUSTRY COMPANIES - 2.3%
CVS Corp. ......................................        7,200       $  441,450
National Service Industries ....................        2,200           97,350
Tyco International Ltd. ........................       30,800        1,162,700
                                                                   -----------
                                                                     1,701,500
                                                                   -----------

OIL & GAS - 3.2%
Apache Corp. ...................................       14,000          588,000
Halliburton Co. ................................        8,000          477,000
Lyondell Petrochemical .........................       12,300          315,187
Noble Drilling Corp. (a) .......................       10,600          376,963
Transocean Offshore, Inc. ......................        4,000          216,000
USX-Marathon Group .............................        1,100           39,325
Ultramar Diamond Shamrock Corp. ................       12,900          398,288
                                                                   -----------
                                                                     2,410,763
                                                                   -----------

PACKAGING & CONTAINERS - 1.7%
Corning, Inc. ..................................       23,100        1,042,387
Crown Cork & Seal, Inc. ........................        5,400          243,338
                                                                   -----------
                                                                     1,285,725
                                                                   -----------

PHARMACEUTICALS - 8.4%
Abbott Laboratories ............................        6,400          392,400
Allergan, Inc. .................................       11,600          382,075
Alza Corp. (a) .................................       11,300          294,506
American Home Products Corp. ...................        3,800          281,674
Biogen, Inc. (a) ...............................        4,400          147,400
Centocor, Inc. (a) .............................       10,100          444,400
Forest Laboratories, Inc. (a) ..................        5,200          240,500
Genzyme Corp. (a) ..............................        4,600          125,925
Merck & Co., Inc. ..............................       15,400        1,374,450
Pharmacia & Upjohn, Inc. .......................       10,500          333,375
Schering-Plough Corp. ..........................       41,800        2,343,413
                                                                   -----------
                                                                     6,360,118
                                                                   -----------

REFUSE SYSTEMS - 0.8%
Browning-Ferris Industries .....................        1,520           49,400
USA Waste Services, Inc. (a) ...................       15,800          584,600
                                                                   -----------
                                                                       634,000
                                                                   -----------

TECHNOLOGY - 16.2%
Altera Corp. (a) ...............................       10,100          448,187
Applied Materials, Inc. (a) ....................       16,700          557,362
Automatic Data Processing, Inc. ................       14,800          756,650
Cisco Systems, Inc. (a) ........................       16,500        1,353,515
Compaq Computer Corp. ..........................       22,500        1,434,375
Dell Computer Corp. (a) ........................        8,000          641,000
EMC Corp. (a) ..................................       16,100          901,600
First Data Corp. ...............................       35,300        1,025,906
General Semiconductor, Inc. (a) ................        5,825           66,259
Informix Corp. (a) .............................        5,600           38,150
Intel Corp. ....................................       12,600          970,200
Microsoft Corp. (a) ............................        5,800          754,000
Oracle Corp. (a) ...............................       16,500          590,390
Seagate Technology, Inc. (a) ...................       10,100          273,963
Solectron Corp. (a) ............................       20,000          785,000
Xerox Corp. ....................................       20,600        1,633,838
                                                                   -----------
                                                                    12,230,395
                                                                   -----------

TIRE & RUBBER - 1.4%
Goodyear Tire & Rubber Co. .....................       16,200        1,014,525
                                                                   -----------
TRANSPORTATION - 3.0%
Burlington Northern Santa Fe ...................       11,900        1,130,500
Federal Express Corp. (a) ......................       16,700        1,114,725
                                                                   -----------
                                                                     2,245,225
                                                                   -----------
TOTAL INVESTMENTS - 94.1%
  (Cost $64,118,910) (c) ....................................       70,963,215

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.9% ................        4,460,084
                                                                   -----------
NET ASSETS - 100.0% .........................................      $75,423,299
                                                                   ===========
(a) Represents non-income producing securities.
(b) Percentages indicated are based on net assets.
(c) For Federal income tax purposes, the cost of securities owned at October 31, 1997 was $64,185,815 resulting in net unrealized appreciation of securities as follows:
      Gross unrealized appreciation .........................      $ 8,968,345
      Gross unrealized depreciation .........................       (2,190,946)
                                                                   -----------
    Net unrealized appreciation .............................      $ 6,777,399
                                                                   ===========

                      See notes to financial statements

REPUBLIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1997

                                                                 NEW YORK
                                                                 TAX-FREE            EQUITY
                                                                 BOND FUND            FUND
                                                                -----------        -----------
ASSETS:
  Investments in securities, at value (cost $27,461,625
    and $64,118,910, respectively) ......................       $28,414,211        $70,963,215
  Cash ..................................................                25          4,594,044
  Receivable for investments sold .......................                --            701,786
  Receivable for fund shares sold .......................           940,289            463,515
  Interest receivable ...................................           440,124             27,046
  Dividends receivable ..................................                --             54,417
  Receivable from investment manager ....................            10,249              9,006
  Unamortized organization expenses .....................            12,896             12,296
                                                                -----------        -----------
Total Assets ............................................        29,817,794         76,825,325
                                                                -----------        -----------
LIABILITIES:
  Payable for investments purchased .....................                --          1,258,917
  Distributions payable .................................            53,728                 --
  Payable for fund shares redeemed ......................               941              2,445
  Advisory fees payable .................................                --             78,172
  Audit fees payable ....................................            10,882             10,746
  Investment manager fees payable .......................                --              6,474
  Transfer agent fees payable ...........................             5,000              5,000
  Fund accounting fees payable ..........................             6,667              9,945
  Custodian fees payable ................................             2,221              8,815
  Shareholder service fees payable ......................             3,797              1,972
  Administration fees payable ...........................             2,347              6,474
  Legal expense payable .................................             1,402              3,506
  Other accrued expenses ................................            35,822              9,560
                                                                -----------        -----------
Total Liabilities .......................................           122,807          1,402,026
                                                                -----------        -----------
NET ASSETS ..............................................       $29,694,987        $75,423,299
                                                                ===========        ===========
                                                                                   (continued)

                      See notes to financial statements.

REPUBLIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
OCTOBER 31, 1997

                                                                 NEW YORK
                                                                 TAX-FREE            EQUITY
                                                                 BOND FUND            FUND
                                                                -----------        -----------

NET ASSETS
  Investor Shares .......................................       $20,793,775        $12,363,062
  Adviser Shares ........................................         8,901,212         63,060,237
                                                                -----------        -----------
Total ...................................................       $29,694,987        $75,423,299
                                                                ===========        ===========
Shares Outstanding (par value $0.001,
  unlimited number of shares authorized)
  Investor Shares .......................................         1,953,662            824,033
  Adviser Shares ........................................           836,354          4,202,203
                                                                -----------        -----------
Total ...................................................         2,790,016          5,026,236
                                                                ===========        ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE:
  Investor Shares .......................................            $10.64             $15.00
                                                                ===========        ===========
  Adviser Shares ........................................            $10.64             $15.01
                                                                ===========        ===========
COMPOSITION OF NET ASSETS:
  Paid-in capital .......................................       $28,626,943        $60,040,829
  Undistributed net investment income ...................                --              3,482
  Accumulated net realized gains on investment
    transactions ........................................           115,458          8,534,683
  Net unrealized appreciation on investments ............           952,586          6,844,305
                                                                -----------        -----------
NET ASSETS, OCTOBER 31, 1997 ............................       $29,694,987        $75,423,299
                                                                ===========        ===========

                      See notes to financial statements.

REPUBLIC FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1997

                                                                  NEW YORK
                                                                  TAX-FREE           EQUITY
                                                                  BOND FUND           FUND
                                                                 -----------       -----------
INVESTMENT INCOME:
  Interest income ..........................................      $1,203,018        $  157,490
  Dividend income ..........................................              --           761,160
                                                                  ----------       -----------
                                                                   1,203,018           918,650
                                                                  ----------       -----------
EXPENSES:
  Advisory fees and investment management fees .............          55,654           266,080
  Administration fees ......................................          22,299            53,385
  Shareholder service fees (Investor Shares) ...............          34,933            16,940
  Fund accounting fees .....................................          40,866            45,121
  Custodian fees and expenses ..............................          15,053            30,382
  Audit fees ...............................................          20,565            20,536
  Registration and filing fees .............................          17,826            23,236
  Amortization of organization expenses ....................           5,886             5,144
  Trustees' fees ...........................................           1,013             1,949
  Transfer agent fees.......................................          36,458            36,345
  Reports to shareholders ..................................          36,496            44,055
  Legal fees ...............................................           6,977            20,401
  Other expenses ...........................................          27,929             3,988
                                                                  ----------       -----------
  Total expenses ...........................................         321,955           567,562
  Less: Voluntary fee reductions and reimbursement
    of expenses ............................................        (128,525)          (41,402)
                                                                  ----------       -----------
  Total net expenses .......................................         193,430           526,160
                                                                  ----------       -----------
Net Investment Income ......................................       1,009,588           392,490
                                                                  ----------       -----------
REALIZED/UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment transactions ............         115,458         8,543,383
  Net change in unrealized appreciation on investments .....         746,912         3,163,098
                                                                  ----------       -----------
  Net realized/unrealized gains on investments .............         862,370        11,706,481
                                                                  ----------       -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ...............................................      $1,871,958       $12,098,971
                                                                  ==========       ===========

                      See notes to financial statements.

REPUBLIC NEW YORK TAX-FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                  FOR THE            FOR THE
                                                                 YEAR ENDED         YEAR ENDED
                                                                 OCTOBER 31,        OCTOBER 31,
                                                                    1997               1996
                                                                 -----------        -----------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income ...............................        $ 1,009,588        $   468,429
    Net realized gains on investment transactions .......            115,458             27,393
    Net change in unrealized appreciation on investments             746,912             19,308
                                                                 -----------        -----------
  Change in net assets resulting from operations ........          1,871,958            515,130
                                                                 -----------        -----------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
      Investor Shares ...................................           (623,143)          (339,572)
      Adviser Shares ....................................           (386,445)          (128,857)
    Net realized gains:
      Investor Shares ...................................            (14,151)           (49,392)
      Adviser Shares ....................................            (12,589)                --
                                                                 -----------        -----------
  Change in net assets from shareholder distributions ...         (1,036,328)          (517,821)
                                                                 -----------        -----------
  CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares .......................         18,908,256         16,761,193
    Dividends reinvested ................................            681,105            163,232
    Payments for shares redeemed ........................         (5,315,439)        (9,244,353)
                                                                 -----------        -----------
  Change in net assets from capital share transactions ..         14,273,922          7,680,072
                                                                 -----------        -----------
  CHANGE IN NET ASSETS ..................................         15,109,552          7,677,381
  NET ASSETS
    Beginning of year....................................         14,585,435          6,908,054
                                                                 -----------        -----------
    End of year .........................................        $29,694,987        $14,585,435
                                                                 ===========        ===========
ANALYSIS OF FUND SHARE TRANSACTIONS:
Investor Shares:
    Beginning of year ...................................            616,806            665,278
    Shares sold .........................................          1,716,846            834,355
    Shares issued in connection with reinvestment of
      distributions .....................................             56,958             15,027
    Shares redeemed .....................................           (436,948)          (897,854)
                                                                 -----------        -----------
    End of year .........................................          1,953,662            616,806
                                                                 ===========        ===========
Adviser Shares:
    Beginning of year ...................................            799,293                 --
    Shares sold .........................................            103,972            815,936
    Shares issued in connection with reinvestment of
      distributions .....................................              8,468                811
    Shares redeemed .....................................            (75,379)           (17,454)
                                                                 -----------        -----------
    End of year .........................................            836,354            799,293
                                                                 ===========        ===========
                      See notes to financial statements.

REPUBLIC EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                  FOR THE            FOR THE
                                                                 YEAR ENDED         YEAR ENDED
                                                                 OCTOBER 31,        OCTOBER 31,
                                                                    1997               1996
                                                                 -----------        -----------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income ...............................        $   392,490        $   582,662
    Net realized gains on investment transactions .......          8,543,383            689,415
    Net change in unrealized appreciation on
      investments .......................................          3,163,098          3,526,849
                                                                 -----------        -----------
  Change in net assets resulting from operations ........         12,098,971          4,798,926
                                                                 -----------        -----------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Investor Shares .....................................            (44,001)          (356,031)
    Adviser Shares ......................................           (418,175)          (163,740)
  Net realized gains:
    Investor Shares .....................................            (80,739)                --
    Adviser Shares ......................................           (609,926)                --
                                                                 -----------        -----------
  Change in net assets from shareholder distributions ...         (1,152,841)          (519,771)
                                                                 -----------        -----------
  CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares .......................         31,671,641         48,945,127
    Dividends reinvested ................................            732,663             23,919
    Payment for shares redeemed .........................         (5,000,592)       (38,267,144)
                                                                 -----------        -----------
  Change in net assets from capital share transactions ..         27,403,712         10,701,902
                                                                 -----------        -----------
  CHANGE IN NET ASSETS ..................................         38,349,842         14,981,057
  NET ASSETS:
    Beginning of year ...................................         37,073,457         22,092,400
                                                                 -----------        -----------
    End of year (includes undistributed net investment
      income of $3,482 and $73,168, respectively) .......        $75,423,299        $37,073,457
                                                                 ===========        ===========
  ANALYSIS OF FUND SHARE TRANSACTIONS:
  Investor Shares:
    Beginning of year ...................................            328,468          2,157,254
    Shares sold .........................................            623,714          1,245,027
    Shares issued in connection with reinvestment of
      distributions .....................................              9,004              2,061
    Shares redeemed .....................................           (137,153)        (3,075,874)
                                                                 -----------        -----------
    End of year .........................................            824,033            328,468
                                                                 ===========        ===========
  Adviser Shares:
    Beginning of year ...................................          2,779,322                 --
    Shares sold .........................................          1,601,585          3,059,786
    Shares issued in connection with reinvestment of
      distributions .....................................             49,432                 38
    Shares redeemed .....................................           (228,136)          (280,502)
                                                                 -----------        -----------
    End of year .........................................          4,202,203          2,779,322
                                                                 ===========        ===========
                      See notes to financial statements.

REPUBLIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1997

                                                                          OVERSEAS
                                                           BOND            EQUITY         OPPORTUNITY
                                                           FUND             FUND             FUND
                                                      --------------   --------------   --------------
ASSETS:
  Investment in Republic Fixed Income Portfolio,
    Republic International Equity Portfolio and
    Republic Small Cap Equity Portfolio,
    respectively, at value .........................  $    2,528,233   $    3,714,355   $    9,859,809
  Receivable for fund shares sold ..................          15,000           38,038          182,914
  Receivable from Investment Manager ...............           2,790            1,671            2,156
  Unamortized organization expenses ................          16,845           17,192           13,119
  Prepaid expenses .................................              13               17               81
                                                      --------------   --------------   --------------
Total Assets .......................................       2,562,881        3,771,273       10,058,079
                                                      --------------   --------------   --------------
LIABILITIES:
  Payable for fund shares repurchased ..............         107,439           90,748           41,135
  Audit fee payable ................................           4,996            4,994            4,973
  Registration and filing fees payable .............           2,875            3,328            5,998
  Reports to shareholders payable ..................           2,000            2,000            2,000
  Shareholder service fees payable .................             500              749            1,169
  Administration fees payable ......................              98              146              405
  Other accrued expenses ...........................           2,703            9,656           19,251
                                                      --------------   --------------   --------------
Total Liabilities ..................................         120,611          111,621           74,931
                                                      --------------   --------------   --------------
Net Assets .........................................  $    2,442,270   $    3,659,652   $    9,983,148
                                                      ==============   ==============   ==============
Shares Outstanding (par value $0.001, unlimited
  number of shares authorized) .....................         232,614          316,238          806,989
                                                      ==============   ==============   ==============
Net Asset Value, Offering Price and Redemption Price
  per Share ........................................          $10.50           $11.57           $12.37
                                                      ==============   ==============   ==============
Composition of Net Assets:
  Paid-in capital ..................................      $2,407,537       $3,772,374       $8,845,109
  Undistributed net investment income ..............             382           12,589           --
  Accumulated net realized gains (losses) on
    investment and foreign currency transactions ...            (159)          23,281          351,591
  Net unrealized appreciation (depreciation) on
    investments and foreign currency transactions ..          34,510         (148,592)         786,448
                                                      --------------   --------------   --------------
Net Assets, October 31, 1997 .......................  $    2,442,270   $    3,659,652   $    9,983,148
                                                      ==============   ==============   ==============

                      See notes to financial statements.

REPUBLIC FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1997

                                                                         OVERSEAS
                                                            BOND          EQUITY         OPPORTUNITY
                                                            FUND           FUND             FUND
                                                        -----------   -------------   ----------------
INVESTMENT INCOME:
Investment Income from Republic Fixed Income Port-
folio, Republic International Equity Portfolio and
Republic Small Cap Equity Portfolio, respectively:
  Interest income ....................................  $    61,901    $      3,470     $       19,653
  Dividend income (net of foreign withholding tax of
    $0, $2,732 and $3, respectively) .................           --          17,621              7,908
                                                        -----------    ------------     --------------
                                                             61,901          21,091             27,561
Allocated Net Expenses from respective Portfolio .....       (5,195)        (10,273)           (48,705)
                                                        -----------    ------------     --------------
Net investment income (loss) from Republic Fixed
  Income Portfolio, Republic International Equity
  Portfolio and Republic Small Cap Equity Portfolio,
  respectively .......................................       56,706          10,818            (21,144)
                                                        -----------    ------------     --------------
EXPENSES:
  Reports to shareholders ............................       12,569          12,569             19,169
  Registration fees ..................................       11,480          11,857             15,828
  Audit fees .........................................        5,991           5,991              5,911
  Amortization of organization expenses ..............        4,211           4,298              3,280
  Shareholder service fees ...........................        2,342           3,409             13,817
  Administration fees ................................          477             682              2,763
  Other expenses .....................................        7,546           6,647              1,386
                                                        -----------    ------------     --------------
    Total expenses ...................................       44,616          45,453             62,154
    Less: Voluntarily fee reductions and reimbursement
      of expenses ....................................      (39,254)        (32,493)           (25,193)
                                                        -----------    ------------     --------------
    Total net expenses ...............................        5,362          12,960             36,961
                                                        -----------    ------------     --------------
NET INVESTMENT INCOME (LOSS) .........................       51,344          (2,142)           (58,105)
                                                        -----------    ------------     --------------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS FROM
  REPUBLIC FIXED INCOME PORTFOLIO, REPUBLIC
  INTERNATIONAL EQUITY PORTFOLIO AND REPUBLIC SMALL
  CAP EQUITY PORTFOLIO, RESPECTIVELY:
  Net realized gains on:
    Investment transactions ..........................        7,120          25,124            413,216
    Foreign currency transactions ....................        1,191           9,180                 --
  Net change in unrealized appreciation (depreciation)
    on:
    Investments ......................................       34,281        (152,991)           906,961
    Foreign currency transactions ....................          (19)          3,040                 --
                                                        -----------    ------------     --------------
Net realized/unrealized gains (losses) on investments
  from Republic Fixed Income Portfolio, Republic
  International Equity Portfolio and Republic Small
  Cap Equity Portfolio, respectively .................       42,573        (115,647)         1,320,177
                                                        -----------    ------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS .........................................  $    93,917    $   (117,789)    $    1,262,072
                                                        ===========    ============     ==============

                      See notes to financial statements.

REPUBLIC BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                              FOR THE PERIOD
                                                             AUGUST 26, 1996,
                                                FOR THE        (COMMENCEMENT
                                              YEAR ENDED     OF OPERATIONS) TO
                                              OCTOBER 31,       OCTOBER 31,
                                                 1997              1996
                                              -----------    -----------------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income ..................  $   51,344           $    94
    Net realized gains on investment and
      foreign currency transactions from
      Republic Fixed Income Portfolio ......       8,311               113
    Net change in unrealized appreciation on
      investments and foreign currency
      transactions from Republic Fixed
      Income Portfolio .....................      34,262               248
                                              ----------           -------
  Change in net assets resulting from
    operations .............................      93,917               455
                                              ----------           -------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income ..................     (56,009)              (94)
    Net realized gains .....................      (7,662)               --
    Capital ................................      (2,541)               --
                                              ----------           -------
  Change in net assets from shareholder
    distributions ..........................     (66,212)              (94)
                                              ----------           -------
  CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued ............   2,707,379            20,018
    Dividends reinvested ...................      66,374                93
    Payments for shares redeemed ...........    (379,760)               --
                                              ----------           -------
  Change in net assets from capital share
    transactions ...........................   2,393,993            20,111
                                              ----------           -------
  CHANGE IN NET ASSETS .....................   2,421,698            20,472

  NET ASSETS:
    Beginning of year ......................      20,572               100
                                              ----------           -------
    End of year (includes undistributed net
      investment income of $382 and $0,
      respectively) ........................  $2,442,270           $20,572
                                              ==========           =======
  ANALYSIS OF FUND SHARE TRANSACTIONS:
    Beginning of year ......................       2,005                --
    Shares sold ............................     260,817             1,996
    Shares issued in connection with
      reinvestment of
      distributions ........................       6,358                 9
    Shares redeemed ........................     (36,566)               --
                                              ----------           -------
    End of year ............................     232,614             2,005
                                              ==========           =======

                      See notes to financial statements.

REPUBLIC OVERSEAS EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FOR THE PERIOD
                                                              FOR THE          AUGUST 26, 1996
                                                             YEAR ENDED         (COMMENCEMENT
                                                            OCTOBER 31,       OF OPERATIONS) TO
                                                                1997           OCTOBER 31, 1996
                                                            -----------       -----------------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income (loss).......................        $  (2,142)            $      5
    Net realized gains on investments and foreign
      currency transactions from Republic International
      Equity Portfolio ................................           34,304                  274
    Net change in unrealized appreciation
      (depreciation) on investments and foreign
      currency transactions from Republic International
      Equity Portfolio ................................         (149,951)               1,359
                                                              ----------             --------
  Change in net assets resulting from operations ......         (117,789)               1,638
                                                              ----------             --------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income .............................             (293)                  --
    Net realized gains ................................              (12)                  --
                                                              ----------             --------
  Change in net assets from shareholder distributions .             (305)                  --
                                                              ----------             --------
  CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued .......................        4,057,607              139,999
    Dividends reinvested ..............................              305                   --
    Payments for shares redeemed ......................         (421,903)                  --
                                                              ----------             --------
  Change in net assets from capital share transactions         3,636,009              139,999
                                                              ----------             --------
  CHANGE IN NET ASSETS ................................        3,517,915              141,637
  NET ASSETS:
    Beginning of year .................................          141,737                  100
                                                              ----------             --------
    End of year (includes undistributed net investment
      income of $12,589 and $5, respectively) .........       $3,659,652             $141,737
                                                              ==========             ========
  ANALYSIS OF FUND SHARE TRANSACTIONS:
    Beginning of year .................................           13,961                   --
    Shares sold .......................................          338,261               13,961
    Shares issued in connection with reinvestment of
      distributions ...................................               28                   --
    Shares redeemed ...................................          (36,012)                  --
                                                              ----------             --------
    End of year .......................................          316,238               13,961
                                                              ==========             ========

                      See notes to financial statements.

REPUBLIC OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                               FOR THE PERIOD
                                                           FOR THE           SEPTEMBER 23, 1996
                                                          YEAR ENDED           (COMMENCEMENT
                                                         OCTOBER 31,         OF OPERATIONS) TO
                                                             1997             OCTOBER 31, 1996
                                                         -----------         -----------------

INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment loss ...........................        $   (58,105)            $     (973)
    Net realized gains on investment transactions
      from Republic Small Cap Equity Portfolio ....            413,216                  3,916
    Net change in unrealized appreciation on
      investments from Republic Small Cap
      Equity Portfolio ............................            906,961               (120,513)
                                                           -----------             ----------
  Change in net assets resulting from operations ..          1,262,072               (117,570)
                                                           -----------             ----------
  Distributions to Shareholders From:
    Net realized gains ............................             (1,661)                    --
                                                           -----------             ----------
  Change in net assets from shareholder
    distributions .................................             (1,661)                    --
                                                           -----------             ----------
  Capital Share Transactions:
    Proceeds from sale of shares ..................          5,893,592              3,301,433
    Dividends reinvested ..........................              1,661                     --
    Payments for shares redeemed ..................           (356,479)                    --
                                                           -----------             ----------
  Change in net assets from capital share
transactions                                                 5,538,774              3,301,433
                                                           -----------             ----------
  Change in net assets ............................          6,799,185              3,183,863

  Net Assets:
    Beginning of year .............................          3,183,963                    100
                                                           -----------             ----------
    End of year ...................................        $ 9,983,148             $3,183,963
                                                           ===========             ==========
  Analysis of Fund Share Transactions:
    Beginning of year .............................            324,745                     --
    Shares sold ...................................            514,331                324,745
    Shares issued in connection with reinvestment
      of distributions ............................                169                     --
    Shares redeemed ...............................            (32,256)                    --
                                                           -----------             ----------
    End of year ...................................            806,989                324,745
                                                           ===========             ==========

                      See notes to financial statements.

REPUBLIC FUNDS
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1997

1. Organization. The Republic New York Tax-Free Bond Fund, Republic Equity Fund, Republic Bond Fund, Republic Overseas Equity Fund and Republic Opportunity Fund (individually a "Fund", collectively the "Funds") are separate series of Republic Funds (the "Trust"), a Massachusetts business trust organized on April 22, 1987, which currently consists of seven funds, each of which has different and distinct investment objectives and policies. The financial statements for the other two funds are presented separately. The Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company.

        The New York Tax-Free Bond Fund and Equity Fund are authorized to issue two classes of shares, Class C Shares (the "Investor Shares"), and Class Y Shares (the "Adviser Shares"). Each class of shares in the two Funds has identical rights and privileges, except with respect to fees paid under shareholder servicing or distribution plans, expenses exclusively allocable to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Republic Bond Fund, Republic Overseas Equity Fund and Republic Opportunity Fund offer one class of shares which have the same features as the Investor Shares of the New York Tax-Free Bond Fund and the Equity Fund.

        The investment objective of the New York Tax-Free Bond Fund is to provide shareholders of the Fund with monthly dividends exempt from regular federal, New York State and New York City personal income taxes as well as to protect the value of the shareholders investment. The New York Tax-Free Bond Fund seeks to achieve its investment objective by investing its assets primarily in a non-diversified portfolio of municipal bonds and notes and other debt instruments the interest on which is exempt from regular federal, New York State and New York City personal income taxes.

        The investment objective of the Equity Fund is long-term growth of capital and income without excessive fluctuations in market value. The Equity Fund will normally invest in equity securities of large, seasoned companies in sound financial condition with larger capitalization which are expected to show above-average price appreciation.

        The Bond Fund, Overseas Equity Fund and Opportunity Fund (individually a "Feeder Fund", collectively the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in the Republic Fixed Income Portfolio, Republic International Equity Portfolio and Republic Small Cap Equity Portfolio (individually a "Portfolio", collectively the "Portfolios"), respectively, which have the same investment objectives as those of the respective Feeder Funds. The investment objective of the Republic Fixed Income Portfolio is to realize above-average total return over a market cycle of three to five years, consistent with reasonable risk through investment in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade commonly referred to as "junk bonds"), foreign fixed-income securities, mortgage-backed securities of domestic issuers and other fixed-income securities. The investment objective of the Republic International Equity Portfolio is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers (including American Depository Receipts ("ADRs") and U.S. registered securities) and securities whose principal markets are outside the United States. The investment objective of the Republic Small Cap Equity Portfolio is to seek long-term growth of capital by investing primarily in equity securities of small- and medium-sized companies that are early in their life cycle but which may have potential to become major enterprises.

        The value of each Feeder Fund's investment in each corresponding Portfolio included in the accompanying statements of assets and liabilities reflects each Feeder Fund's proportionate beneficial interest in the net assets of that Portfolio. At October 31, 1997, the Feeder Funds held proportionate interests in the corresponding Portfolios in the following amounts:

    Bond Fund .........................................................  2.14%
    Overseas Equity Fund ..............................................  1.79%
    Opportunity Fund ..................................................  4.62%

        The performance of each Feeder Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including its schedule of investments, are included elsewhere within this report and should be read in conjunction with each corresponding Feeder Fund's financial statements.

        Republic National Bank of New York ("Republic" or the "Manager") serves as investment adviser to the New York Tax-Free Bond Fund and as investment manager to the Equity Fund. Effective January 22, 1997, Alliance Capital Management L.P. ("Alliance") and Brinson Partners, Inc. ("Brinson") replaced Lord Abbett as sub-adviser ("Sub Adviser") to the Equity Fund.

        BISYS Fund Services, Inc. ("BISYS"or the "Sponsor"), serves as administrator, distributor and sponsor to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    SECURITIES VALUATION:
    Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the New York Tax-Free Bond Fund's portfolio are valued on the basis of valuations furnished by a pricing service, which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term debt obligations are valued at amortized cost, which approximates market value, as determined by the Board of Trustees. Portfolio securities for which there are no such valuations are valued at fair market value as determined in good faith by, or at the direction, of the Board of Trustees.

        The value of each security held by the Equity Fund is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by, or at the direction of, the Board of Trustees. All debt portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

        Valuation of securities held by the Portfolios is discussed in Note 2 of the notes to the financial statements of the Portfolios which are included elsewhere in this report.

    SECURITIES TRANSACTIONS AND RELATED INCOME:
    Security transactions in the New York Tax-Free Bond Fund and the Equity Fund are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

        The Republic Bond Fund, Republic Overseas Equity Fund and Republic Opportunity Fund record their proportionate share of the net investment income and realized and unrealized gains and losses recorded by the corresponding Portfolio on a daily basis. The net investment income and realized and unrealized gains and losses are allocated daily to investors in each Portfolio based upon the proportionate value of their investments in each Portfolio. Such investments are adjusted on a daily basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    The New York Tax-Free Bond Fund and the Bond Fund declare all net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income are declared and distributed quarterly in the case of the Equity Fund, semi-annually in the case of the Opportunity Fund and annually in the case of the Overseas Equity Fund. Generally, a Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in each corresponding Portfolio, except as required for Federal income tax purposes.

        The Funds' net realized capital gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

        The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

        These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

        As of October 31, 1997, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital:

                                           ACCUMULATED       ACCUMULATED NET
                                          UNDISTRIBUTED      REALIZED GAIN/
                                          NET INVESTMENT          (LOSS)
                                             INCOME           ON INVESTMENTS
                                          --------------     ----------------
    Bond Fund ........................       $ 5,047            $   (921)
    Overseas Equity Fund .............        15,019             (11,285)
    Opportunity Fund .................        58,105             (63,880)

        Certain mortgage-backed securities of the Fixed Income Portfolio may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the Fixed Income Portfolio and therefore will not be distributed as dividends to Bond Fund shareholders. Rather, these payments on mortgage- backed securities generally will be reinvested by the Fixed Income Portfolio in accordance with its investment objective and policies.

        Unless a shareholder elects to receive dividends in cash, dividends are distributed in the form of additional shares (purchased at the respective Fund's net asset value without a sales charge).

    REPURCHASE AGREEMENTS:
    With respect to the New York Tax-Free Bond Fund and Equity Fund, the investment adviser is authorized to enter into repurchase agreements on behalf of the Fund only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York). The Equity Fund may also enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange, recognized domestic or foreign securities dealers or institutions which an Equity sub-adviser has determined to be of comparable creditworthiness. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by a Fund's custodian, either physically or in book entry form. Repurchase agreements are considered to be loans by the Funds under the Act.

    EXPENSE ALLOCATION:
    Expenses incurred by the Trust with respect to any two or more funds in the Trust are allocated in proportion to the net assets of each fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made more fairly. Expenses directly attributable to a fund are charged to that fund. The Bond Fund, Overseas Equity Fund and Opportunity Fund's share of their corresponding Portfolio's expenses are charged against and reduce the amount of their investment in their corresponding Portfolio.

    FEDERAL INCOME TAXES:
    Each Fund is treated as a separate taxable entity for federal tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, (the "Code"). By so qualifying, the Funds will be exempt from regular federal income taxes to the extent that they distribute substantially all of their net investment income and net realized gains to their shareholders.

    UNAMORTIZED ORGANIZATION EXPENSES:
    Each Fund incurred certain costs in connection with their organization. Such costs have been deferred and are being amortized on a straight-line basis over a period not to exceed five years from the commencement of operations.

3.  AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES.

    INVESTMENT MANAGEMENT:
    Republic National Bank of New York ("Republic" or the "Manager") acts as investment adviser to the New York Tax-Free Bond Fund and as investment manager to the Equity Fund. Republic provides general supervision over the investment management functions performed by the Sub-Advisers. For its services under the Investment Management Contracts, the Manager is entitled to receive fees, payable monthly, at the annual rate of 0.25% of the New York Tax Free Bond Fund's average daily net assets and 0.175% of the Equity Fund's average daily net assets. For the year ended October 31, 1997 the Manager waived all of the fees on the New York Tax-Free Bond Fund and $30,089 of fees on the Equity Fund.

    SUB-ADVISORY:
    Lord Abbett managed the investment portfolio of the Equity Fund subject to the supervision of the Investment Manager, pursuant to a Sub-Advisory Agreement with the Manager for the period November 1, 1996 through January 22, 1997. For its services, Lord Abbett was paid a fee by the Equity Fund, computed daily and based on the Equity Fund's average daily net assets allocated to such Equity Sub-Adviser for management, equal on an annual basis to 0.325% of the net assets up to $50 million, 0.25% of the net assets over $50 million up to $100 million, 0.20% of the net assets over $100 million up to $200 million, and 0.15% of net assets over $200 million. For this period Lord Abbett received $28,929.

        Effective January 23, 1997, Alliance and Brinson were each appointed as Sub-Advisers to the Equity Fund, pursuant to separate Sub-Advisory Agreements. Alliance and Brinson serve as Sub-Advisers with substantially identical terms as described above. For their services, Alliance and Brinson each received $71,381 fees in total for the period January 23, 1997 through October 31, 1997.

    ADMINISTRATION:
    Pursuant to an Administrative Services Agreement, BISYS provides the Funds with general office facilities and supervises the overall administration of the Funds including, among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations and arranging for the maintenance of books and records of the Funds. For its services to the New York Tax-Free Bond Fund and Equity Fund, BISYS receives from each Fund fees payable monthly equal on an annual basis to 0.10% of the Fund's average daily net assets up to $1 billion; 0.08% of the next $1 billion of such assets; and 0.07% of such assets in excess of $2 billion. For its services to the Bond Fund, Overseas Equity Fund and Opportunity Fund, BISYS receives from each Fund fees payable monthly equal on an annual basis to 0.05% of the Fund's average daily net assets up to $1 billion; 0.04% of the next $1 billion of such assets; and 0.035% of such assets in excess of $2 billion. For the year ended October 31, 1997 the administrative services fees were:

    New York Tax-Free Bond Fund ....................................   $22,299
    Equity Fund ....................................................    53,385
    Bond Fund ......................................................       477
    Overseas Equity Fund ...........................................       682
    Opportunity Fund ...............................................     2,763

    FUND ACCOUNTING
    Pursuant to a Fund Accounting Agreement, Investors Bank & Trust Company ("IBT") serves as a fund accounting agent to the Funds. For its services to the New York Tax-Free Bond Fund and Equity Fund, IBT received fees payable monthly equal on an annual basis to $40,000. IBT did not charge fees for the Bond Fund, Overseas Equity Fund and Opportunity Fund for the year ended October 31, 1997.

    RULE 12B-1 PLAN EXPENSES:
    The Funds have adopted a non-compensatory Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Act. The Plan provides for a monthly payment by the Funds to the Sponsor in amounts representing actual expenses incurred by the Sponsor for marketing costs and services rendered in distributing the Funds' shares at a rate not to exceed 0.25% of the average daily net assets of the Funds (Investor Shares only for New York Tax-Free Bond Fund and Equity Fund).

    SHAREHOLDER SERVICING EXPENSES:
    The Funds have entered into a Shareholder Servicing Agreement with each shareholder servicing agent pursuant to the Administrative Services Plan. Each shareholder servicing agent receives a fee from each Fund, which may be paid periodically, determined by a formula based upon the number of accounts serviced, the level of activity in such accounts and the expenses incurred by the shareholder servicing agent. The aggregate fees paid to the Distributor pursuant to the Plan and to shareholder servicing agents pursuant to the Administrative Services Plan historically have not exceeded 0.25% per annum of each Fund's average daily net assets of the Funds (Investor Shares only for New York Tax-Free Bond Fund and Equity
    Fund). During the year ended October 31, 1997, shareholder servicing fees were as follows:

    New York Tax-Free Bond Fund ....................................   $34,933
    Equity Fund ....................................................    16,940
    Bond Fund ......................................................     2,342
    Overseas Equity Fund ...........................................     3,409
    Opportunity Fund ...............................................    13,817

    REIMBURSEMENT AND WAIVER OF EXPENSES:
    The Manager has voluntarily agreed to waive a portion of its fees, and to the extent necessary, reimburse the Funds for certain expenses. For the year ended October 31, 1997, expenses of the Funds were voluntarily reduced by amounts as detailed below:
                                                                     AMOUNTS
                                                                     WAIVED/
                                                                   REIMBURSED
                                                                   ----------
    New York Tax-Free Bond Fund - Investor Shares .................  $87,761
    New York Tax-Free Bond Fund - Adviser Shares ..................   40,764
    Equity Fund - Investor Shares .................................    5,017
    Equity Fund - Adviser Shares ..................................   36,385
    Bond Fund .....................................................   39,254
    Overseas Equity Fund ..........................................   32,493
    Opportunity Fund ..............................................   25,193

4. INVESTMENT TRANSACTIONS. Purchases of and proceeds from sales and maturities of investments, excluding short-term securities, for the Funds for the year ended October 31, 1997 amounted to:
                                                   PURCHASES         PROCEEDS
                                                  ----------       -----------
    New York Tax-Free Bond Fund ..............    $49,159,139      $35,812,919
    Equity Fund ..............................     79,615,728       48,666,595

        During the year ended October 31, 1997, additions and reductions in each Fund's investment in their corresponding Portfolio amounted to:

                                                   ADDITIONS      REDUCTIONS
                                                  ----------      ----------
    Bond Fund ................................    $2,721,795       $316,386
    Overseas Equity Fund .....................     4,050,395        376,035
    Opportunity Fund .........................     5,752,113        363,463

5. CONCENTRATION OF CREDIT RISK. The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

6. CAPITAL SHARE TRANSACTIONS BY SHARE CLASS. Transactions in shares of beneficial interest by class for the New York Tax-Free Bond and Equity Funds for the year ended October 31, 1997:

                                         PROCEEDS                             AMOUNTS
                                           FROM                               PAID FOR               NET
                                          SHARES        DIVIDENDS              SHARES             INCREASE/
                                          ISSUED        REINVESTED            REDEEMED            (DECREASE)
                                        -----------     ----------          -------------        -----------
    New York Tax-Free Bond Fund -
      Investor Shares ...........       $17,824,243      $593,163           $ (4,534,332)       $13,883,074
    New York Tax-Free Bond Fund -
      Adviser Shares ............         1,084,013        87,942               (781,107)           390,848
    Equity Fund -
      Investor Shares ...........         9,098,775       114,750             (1,850,916)         7,362,609
    Equity Fund -
      Adviser Shares  ...........        22,572,866       617,913             (3,149,676)        20,041,103

    Transactions in shares of beneficial interest for the New York Tax-Free
    Bond and Equity Funds for the year ended October 31, 1996:

                                         PROCEEDS                             AMOUNTS
                                           FROM                               PAID FOR               NET
                                          SHARES        DIVIDENDS              SHARES             INCREASE/
                                          ISSUED        REINVESTED            REDEEMED            (DECREASE)
                                        -----------     ----------          -------------        -----------
    New York Tax-Free Bond Fund -
      Investor Shares ...........       $ 8,530,934      $154,887           $ (9,067,365)        $ (381,544)
    New York Tax-Free Bond Fund -
      Adviser Shares (a).........         8,230,259         8,345               (176,988)         8,061,616
    Equity Fund -
      Investor Shares ...........        13,938,178        23,486            (35,185,178)       (21,223,514)
    Equity Fund -
      Adviser Shares (a).........        35,006,949           433             (3,081,966)        31,925,416

    (a) For the period from July 1, 1996 (date of initial offering) to October 31, 1996.

7. SUBSEQUENT EVENT. The Board of Trustees of the Funds approved the transfer of the custody function to Republic National Bank of New York effective from December 1, 1997 for the Funds and the Portfolios excluding the Republic International Equity Portfolio.

8. FEDERAL TAX STATUS OF DIVIDENDS (UNAUDITED). Short-term and long-term capital gain dividends paid during the period are presented below. For federal income tax purposes dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income, except for the Republic New York Tax-Free Bond Fund which paid 100% of net investment income dividends as "exempt interest dividends".
                                                SHORT-TERM         LONG-TERM
                                               CAPITAL GAIN      CAPITAL GAIN
                                                 DIVIDENDS         DIVIDENDS
                                               ------------      ------------
New York Tax-Free Bond Fund .................    $  7,851           $18,889
Equity Fund .................................     667,870            22,795
Bond Fund ...................................       7,635                27
Overseas Equity Fund ........................          12             --
Opportunity Fund ............................       --                1,661

9. FOREIGN TAX CREDIT PASS THROUGH - OVERSEAS EQUITY FUND (UNAUDITED). Pursuant to Treasury Regulations, the Fund will elect to pass through foreign tax credit for the fiscal year ended October 31, 1997 as follows:

                                               NET INCOME       FOREIGN TAX
COUNTRY                                        PERCENTAGE       PERCENTAGE
-------                                        ----------       -----------
Argentina                                            1.06%            0.00%
Australia                                            6.56%            0.07%
Brazil                                               0.87%            0.00%
Canada                                               6.07%            5.81%
Denmark                                              0.63%            0.00%
Finland                                              0.42%            0.54%
France                                               4.29%            7.09%
Germany                                              3.90%            8.49%
Hong Kong                                            6.07%            0.00%
Indonesia                                            0.20%            0.00%
Ireland                                              0.36%            0.00%
Italy                                                2.70%            4.60%
Japan                                                6.82%            8.62%
Malaysia                                             2.05%            4.07%
Mexico                                               1.58%            0.00%
Netherlands                                          2.56%            4.48%
New Zealand                                          1.24%            1.08%
Norway                                               1.00%            1.22%
Peru                                                 0.28%            0.00%
Philippines                                          0.01%            0.00%
Portugal                                             0.85%            0.00%
Singapore                                            0.45%            0.95%
South Korea                                          0.41%            0.00%
Spain                                                2.97%            6.03%
Sweden                                               5.03%           11.80%
Switzerland                                          4.91%            9.23%
Taiwan                                               0.68%            0.00%
Thailand                                             0.21%            0.17%
UK                                                  21.46%           25.75%
                                                   ------           ------
Foreign Source Income                               85.64%          100.00%
U.S. Income                                         14.36%            --
                                                   ------           ------
Total Income                                       100.00%          100.00%
                                                   ======           ======

REPUBLIC NEW YORK TAX-FREE BOND FUND
FINANCIAL HIGHLIGHTS - INVESTOR SHARES

                                                                                     FOR THE PERIOD
                                                                      FOR THE          MAY 1, 1995
                                                     FOR THE            YEAR          (COMMENCEMENT
                                                    YEAR ENDED         ENDED        OF OPERATIONS) TO
                                                    OCTOBER 31,      OCTOBER 31,        OCTOBER 31,
                                                       1997             1996               1995
                                                    -----------      -----------    -----------------
NET ASSET VALUE PER SHARE, BEGINNING OF YEAR ..       $10.30           $10.38             $10.00
                                                      ------           ------             ------
Income from investment operations:
  Net investment income .......................         0.45             0.54               0.25
  Net realized and unrealized gains (losses) on
    investment transactions ...................         0.36            (0.01)              0.38
                                                      ------           ------             ------
Total income from investment operations .......         0.81             0.53               0.63
                                                      ------           ------             ------
Less dividends and distributions:
  Dividends to shareholders from net
    investment income .........................        (0.45)           (0.54)             (0.25)
  Distributions to shareholders from net
    realized gains ............................        (0.02)           (0.07)                --
                                                      ------           ------             ------
Total dividends and distributions .............        (0.47)           (0.61)             (0.25)
                                                      ------           ------             ------
Net change in net asset value per share .......         0.34            (0.08)              0.38
                                                      ------           ------             ------
NET ASSET VALUE PER SHARE, END
  OF YEAR .....................................       $10.64           $10.30             $10.38
                                                      ======           ======             ======
Total return ..................................        8.22%            4.75%              6.39%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of year (000) ............      $20,794           $6,353             $6,908
  Ratio of expenses to average net assets .....        0.92%            0.58%              0.50%(b)
  Ratio of net investment income to average net
    assets ....................................        4.46%            4.78%              4.91%(b)
  Ratio of expenses to average net assets (a)          1.55%            2.21%              2.40%(b)
  Ratio of net investment income to average net
    assets (a) ................................        3.83%            3.15%              3.01%(b)
  Portfolio turnover (d) ......................      163.46%          178.11%            130.00%

(a) During the year, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

                      See notes to financial statements.

REPUBLIC NEW YORK TAX-FREE BOND FUND
FINANCIAL HIGHLIGHTS - ADVISER SHARES

                                                                                  FOR THE
                                                                                  PERIOD
                                                                               JULY 1, 1996
                                                           FOR THE           (DATE OF INITIAL
                                                         YEAR ENDED            OFFERING) TO
                                                      OCTOBER 31, 1997       OCTOBER 31, 1996
                                                    --------------------   --------------------

NET ASSET VALUE PER SHARE, BEGINNING OF YEAR                $10.30                 $10.18
                                                            ------                 ------
Income from investment operations:
    Net investment income ........................            0.46                   0.16
    Net realized and unrealized gains on
      investment transactions ....................            0.36                   0.12
                                                            ------                 ------
Total income from investment operations ..........            0.82                   0.28
                                                            ------                 ------
Less dividends and distributions:
    Dividends to shareholders from net investment
      income .....................................           (0.46)                 (0.16)
    Distributions to shareholders from net
      realized gains .............................           (0.02)                    --
                                                            ------                 ------
Total dividends and distributions ................           (0.48)                 (0.16)
                                                            ------                 ------
Net change in net asset value per share ..........            0.34                   0.12
                                                            ------                 ------
NET ASSET VALUE PER SHARE, END OF YEAR ...........          $10.64                 $10.30
                                                            ======                 ======
Total return .....................................           8.38%                  5.02%(d)
RATIOS/SUPPLEMENTAL DATA:
    Net assets, at end of year (000's) ...........          $8,901                 $8,233
    Ratio of expenses to average net assets ......           0.78%                  0.60%(b)
    Ratio of net investment income to average net
      assets .....................................           4.66%                  4.78%(b)
    Ratio of expenses to average net assets (a) ..           1.27%                  2.26%(b)
    Ratio of net investment income to average net
      assets (a) .................................           4.17%                  3.12%(b)
    Portfolio turnover (c) .......................         163.46%                178.11%

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
(d) Represents total return for Investor Shares from November 1, 1995 to June 30, 1996 plus the total return for Adviser Shares for the period from July 1, 1996 to October 31, 1996.

                      See notes to financial statements.

REPUBLIC EQUITY FUND
FINANCIAL HIGHLIGHTS - INVESTOR SHARES

                                                                                      FOR THE PERIOD
                                                    FOR THE            FOR THE        AUGUST 1, 1995
                                                     YEAR               YEAR           (COMMENCEMENT
                                                     ENDED              ENDED        OF OPERATIONS) TO
                                                  OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                                     1997               1996               1995
                                                  -----------        -----------     ------------------
NET ASSET VALUE PER SHARE, BEGINNING OF YEAR        $11.93             $10.24             $10.00
                                                    ------             ------             ------
Income from investment operations:
  Net investment income ....................          0.07               0.19               0.04
  Net realized unrealized gains on
    investment transactions ................          3.32               1.67               0.24
                                                    ------             ------             ------
Total income from investment
  operations ...............................          3.39               1.86               0.28
                                                    ------             ------             ------
Less dividends and distributions:
  Dividends to shareholders from net
    investment income ......................         (0.10)             (0.17)             (0.04)
  Distributions to shareholders from net
    realized gains .........................         (0.22)                --                 --
                                                    ------             ------             ------
Total dividends and distributions ..........         (0.32)             (0.17)             (0.04)
                                                    ------             ------             ------
Net change in net asset value per share               3.07               1.69               0.24
                                                    ------             ------             ------
NET ASSET VALUE PER SHARE,
  END OF YEAR ..............................        $15.00             $11.93             $10.24
                                                    ======             ======             ======
Total return ...............................        28.92%             18.30%              2.75%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of year (000) .........       $12,363             $3,918            $22,092
  Ratio of expenses to average net assets            1.21%              1.28%              1.47%(b)
  Ratio of net investment income to
    average net assets .....................         0.48%              1.83%              1.59%(b)
  Ratio of expenses to average net
    assets (a) .............................         1.28%              1.59%              2.44%(b)
  Ratio of net investment income to
    average net assets (a) .................         0.41%              1.51%              0.62%(b)
  Portfolio turnover (d) ...................        99.02%             86.18%              2.00%
  Average commission (d)(e) ................      $0.0438%           $0.0599%                 --

(a) During the year, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover and average commission is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
(e) Represents the total amount of commissions paid on security transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

                      See notes to financial statements.

REPUBLIC EQUITY FUND
FINANCIAL HIGHLIGHTS - ADVISER SHARES

                                                                                      FOR THE
                                                                                       PERIOD
                                                                                    JULY 1, 1996
                                                                   FOR THE        (DATE OF INITIAL
                                                                  YEAR ENDED        OFFERING) TO
                                                                 OCTOBER 31,         OCTOBER 31,
                                                                     1997               1996
                                                                 -----------      ----------------
NET ASSET VALUE PER SHARE, BEGINNING OF YEAR  ...........           $11.93             $11.49
                                                                    ------             ------
Income from investment operations:
    Net investment income ...............................             0.10               0.08
    Net realized and unrealized gains on investment
      transactions ......................................             3.33               0.42
                                                                    ------             ------
Total income from investment operations .................             3.43               0.50
                                                                    ------             ------
Less dividends and distributions:
    Dividends to shareholders from net investment income             (0.13)             (0.06)
    Distributions to shareholders from net realized gains            (0.22)                --
                                                                    ------             ------
Total dividends and distributions .......................            (0.35)             (0.06)
                                                                    ------             ------
Net change in net asset value per share .................             3.08               0.44
                                                                    ------             ------
Net asset value per share, end of year ..................           $15.01             $11.93
                                                                    ======             ======
Total return ............................................           29.28%              4.72%(c)
Ratios/Supplemental data:
    Net assets, at end of year (000's) ..................          $63,060            $33,155
    Ratio of expenses to average net assets .............            0.96%              0.66%(b)
    Ratio of net investment income to average net assets             0.77%              1.93%(b)
    Ratio of expenses to average net assets (a) .........            1.03%              0.97%(b)
    Ratio of net investment income to average net assets(a)          0.70%              1.62%(b)
    Portfolio turnover (d) ..............................           99.02%             86.18%
    Average commission (d)(e) ...........................          $0.0438            $0.0599

(a) During the year, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover and average commission is calculated on the basis of the Fund as a whole, without distinguishing between the class of shares issued.
(e) Represents the total amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                      See notes to financial statements.

REPUBLIC BOND FUND
FINANCIAL HIGHLIGHTS

                                                                                 FOR THE PERIOD
                                                              FOR THE           AUGUST 26, 1996
                                                             YEAR ENDED          (COMMENCEMENT
                                                            OCTOBER 31,        OF OPERATIONS) TO
                                                                1997            OCTOBER 31, 1996
                                                            -----------        -----------------
NET ASSET VALUE PER SHARE, BEGINNING OF YEAR .......           $10.26                $10.00
                                                               ------                ------
Income from investment operations:
  Net investment income ............................             0.57                  0.10
  Net realized and unrealized gains on investment
    and foreign currency transactions ..............             0.30                  0.26
                                                               ------                ------
Total income from investment operations ............             0.87                  0.36
                                                               ------                ------
Less dividends and distributions:
  Dividends to shareholders from net investment
    income .........................................            (0.57)                   --
  Dividends to shareholders from net realized gains             (0.06)                (0.10)
                                                               ------                ------
Total dividends and distributions ..................            (0.63)                (0.10)
                                                               ------                ------
Net change in net asset value per share ............             0.24                  0.26
                                                               ------                ------
NET ASSET VALUE PER SHARE, END OF YEAR .............           $10.50                $10.26
                                                               ======                ======
Total return .......................................            8.71%                 3.61%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of year (000) .................           $2,442                   $21
  Ratio of expenses to average net assets ..........            1.10%                 1.04%(b)
  Ratio of net investment income to average net
    assets..........................................            5.32%                 5.23%(b)
  Ratio of expenses to average net assets (a) ......            5.16%               280.50%(b)
  Ratio of net investment income to average net
    assets (a) .....................................            1.27%             (274.18%)(b)

(a) During the year, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.

                      See notes to financial statements.

REPUBLIC OVERSEAS EQUITY FUND
FINANCIAL HIGHLIGHTS

                                                                                  FOR THE PERIOD
                                                                                 AUGUST 26, 1996,
                                                               FOR THE            (COMMENCEMENT
                                                              YEAR ENDED        OF OPERATIONS) TO
                                                           OCTOBER 31, 1997      OCTOBER 31, 1996
                                                           ----------------     -----------------
NET ASSET VALUE PER SHARE, BEGINNING OF YEAR .......            $10.15               $10.00
                                                                ------               ------
Income from investment operations:
  Net investment loss ..............................             (0.00)*               0.00
  Net realized unrealized gains on investment and
    foreign currency transactions ..................              1.43                 0.15
                                                                ------               ------
Total income from investment operations ............              1.43                 0.15
                                                                ------               ------
Less dividends and distributions:
  Dividends to shareholders from net investment
    income .........................................             (0.01)                  --
  Distributions to shareholders from net realized
    gains ..........................................             (0.00)*                 --
                                                                ------               ------
Total dividends and distributions ..................             (0.01)                0.00
                                                                ------               ------
Net change in net asset value per share ............              1.42                 0.15
                                                                ------               ------
NET ASSET VALUE PER SHARE, END OF YEAR .............            $11.57               $10.15
                                                                ======               ======
Total return .......................................            14.08%                1.50%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of year (000) .................            $3,660                 $142
  Ratio of expenses to average net assets ..........             1.70%                1.69%(b)
  Ratio of net investment income to average net
    assets .........................................           (0.15)%                0.05%(b)
  Ratio of expenses to average net assets (a) ......             4.10%               33.34%(b)
  Ratio of net investment income to average net
    assets (a) .....................................           (2.55%)             (31.65%)(b)

(a) During the year, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
  *Less than $0.005 per share.

                      See notes to financial statements.

REPUBLIC OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

                                                                                 FOR THE PERIOD
                                                                               SEPTEMBER 23, 1996
                                                             FOR THE             (COMMENCEMENT
                                                            YEAR ENDED         OF OPERATIONS) TO
                                                         OCTOBER 31, 1997       OCTOBER 31, 1996
                                                         ----------------      -----------------
NET ASSET VALUE PER SHARE, BEGINNING OF YEAR .                $ 9.80                 $10.00
                                                              ------                 ------
Income from investment operations:
  Net investment loss ............................             (0.07)                    --
  Net realized and unrealized gains (losses) on
    investment transactions ......................              2.64                  (0.20)
                                                               -----                  -----
Total income (loss) from investment operations ...              2.57                  (0.20)
                                                               -----                  -----
Less dividends and distributions:
  Distributions to shareholders from net realized
    gains ........................................             (0.00)*                   --
                                                               -----                  -----
  Total dividends and distributions ..............             (0.00)                    --
                                                               -----                  -----
Net change in net asset value per share ..........              2.57                     --
                                                               -----                  -----
NET ASSET VALUE PER SHARE, END OF YEAR ...........            $12.37                  $9.80
                                                              ======                 ======
Total return .....................................            26.28%                (2.00)%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of year (000's) .............            $9,983                 $3,184
  Ratio of expenses to average net assets ........             1.55%                  1.22%(b)
  Ratio of net investment loss to average net
    assets                                                   (1.05)%                (0.28)%(b)
  Ratio of expenses to average net assets (a) ....             2.01%                  2.90%(b)
  Ratio of net investment loss to average net
    assets (a) ...................................           (1.51%)                (2.06%)(b)

(a) During the year, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
  *Less than $0.005 per share.

                      See notes to financial statements.

[Graphic Omitted]
Independent Auditors' Report

The Board of Trustees
Republic Funds:

    We have audited the accompanying statements of assets and liabilities of Republic New York Tax-Free Bond Fund, Republic Equity Fund, Republic Bond Fund, Republic Overseas Equity Fund and Republic Opportunity Fund, portfolios of Republic Funds, including the schedules of investments of Republic New York Tax-Free Bond Fund and Republic Equity Fund, as of October 31, 1997 and the related statements of operations for the year then ended and statements of changes in net assets and financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for Republic New York Tax-Free Bond Fund Class C Shares (Investor Shares) for the period from May 1, 1995 (commencement of operations) to October 31, 1995 and Republic Equity Fund Class C Shares (Investor Shares) for the period from August 1, 1995 (commencement of operations) to October 31, 1995 were audited by other auditors whose reports thereon, dated December 8, 1995, expressed unqualified opinions on those financial highlights.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned by Republic New York Tax-Free Bond Fund and Republic Equity Fund as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Republic New York Tax-Free Bond Fund, Republic Equity Fund, Republic Bond Fund, Republic Overseas Equity Fund and Republic Opportunity Fund as of October 31, 1997, the results of their operations for the year then ended and changes in their net assets and financial highlights for each of the years or periods in the two-year period then ended in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP
Boston, Massachusetts
December 12, 1997

REPUBLIC FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

PRINCIPAL                                                                      VALUE
 AMOUNT     SECURITY DESCRIPTION                                              (NOTE 2)
 ------     --------------------                                              --------
            CORPORATE OBLIGATI0NS - 19.4%
            BANKING - 3.9%
$   63,000  Blue Bell Funding, 11.850%, due 05/01/99 ................      $     64,890
   650,000  BankAmerica Instit, 144A, 8.070%, due 12/31/26 (a) ......           678,457
   775,000  First Chicago NBD Instit, 144A, 7.950%, due 12/01/26 (a)            800,047
   575,000  First Union Capital, 8.040%, due 12/01/26 ...............           599,573
   510,000  Korea Development Bank, 7.350%, due 9/17/04 .............           477,008
   400,000  NationsBank Capital Trust, 8.250%, due 04/15/27 .........           429,879
   475,000  PNC Instit Capital Trust A, 144A, 7.950%, due 12/15/26
              (a) ...................................................           485,854
   300,000  State Street, 144A 7.940%, due 12/30/26 (a) .............           313,662
   175,000  State Street, 8.035%, due 03/15/27 ......................           184,298
   450,000  Wells Fargo Capital A, 144A, 8.125%, due 12/01/26(a) ....           473,657
   150,000  Wells Fargo Capital B, , 7.950%, due 12/01/26 (a) .......           154,848
                                                                           ------------
                                                                              4,662,173
                                                                           ------------
            BROADCASTING & PUBLISHING - 0.6%
   745,000  Paramount Communications, 8.250%, due 08/01/22 ..........           743,868
                                                                           ------------
            ENERGY - 2.1%
   300,000  Edison Mission, 144A, 7.330%, due 09/15/08 (a) ..........           310,957
   150,000  Excel Paralubes Funding, 144A, 7.430%, due 11/01/15 (a) .           154,397
   190,000  Israel Electric, 144A, 7.250%, due 12/15/06 (a) .........           192,822
   170,615  Mobile Energy SV, 8.665%, due 01/01/17 ..................           181,476
   345,000  National Power Corp., 7.875%, due 12/15/06 ..............           337,218
   350,000  National Power Corp., 8.400%, due 12/15/16 ..............           295,600
   350,000  Paiton Energy Funding BV, 144A, 9.340%, due 02/15/14 (a)            363,563
   550,000  RAS Laffan Liquid Natural Gas, 144A, 8.294%,
              due 03/15/14 (a) ......................................           577,916
                                                                           ------------
                                                                              2,413,949
                                                                           ------------
            FINANCE - 8.7%
   425,000  Anthem Insurance, 144A, 9.000%, due 04/01/27 (a) ........           466,569
   530,000  Arcadia Automobile Receivable Trust, 97 c A4, 6.375%,
              due 01/15/03 ..........................................           534,145
   575,000  BT Institutional Capital, 144A, 8.090%, due 12/01/26 (a)            598,087
   525,000  Corestates Capital CFL, 144A, 8.000%, due 12/15/26 (a) ..           547,511
   150,000  Dr Structured Financial, 1993-K1 A2, 7.43%0, due 08/15/18           130,657
   250,000  Dr Structured Financial Trust, 1994-K1 A2, 8.375%,
              due 08/15/15 ..........................................           240,992
   500,000  Equitable Life, 144A, 6.950%, due 12/01/05 (a) ..........           509,382
   475,000  Farmers Insurance Exchange, 144A, 8.625%, due 05/01/24(a)           538,512
   625,000  Florida Windstorm, 144A, 6.700%, due 08/25/04 (a) .......           625,256
   250,000  Florida Property & Casuality, 144A, 7.375%,
              due 07/01/03(a) .......................................           260,292
   350,000  Forum Finance Corp., 144A, 7.125%, due 05/15/04 (a) .....           359,012
       825  Home Ownership Funding Corp., 144A, 13.331% (a)(d) ......           815,826
   829,079  Honda Auto Receivable, 97 AA, 5.850%, due 02/15/03 ......           828,706
   525,000  John Hancock, 7.375%, due 02/15/24 ......................           535,062
    70,000  K-Mart Funding Corp., 8.800%, due 07/01/10 ..............            70,000
   388,480  Long Beach Auto 97 2 A, 6.690% due 09/25/04 .............           391,957
   375,000  Metroplitan Life Insurance, 144A, 7.450%, due 11/01/23(a)           372,016
   300,000  Nationwide Mutual Life, 144A, 7.500%, due 02/15/24 (a) ..           290,345
   500,000  New York Life, 7.500%, due 12/15/23 .....................           500,896
   505,000  Petrozuata Finance, Inc., 144A, 8.220% due 04/01/17(a) ..           525,619
   275,000  Washington Mutual Capital, 8.375%, due 06/01/27 .........           294,137
   396,585  World Financial, 144A, 6.910%, due 09/01/13 (a) .........           404,021
   500,000  World Financial, 144A, 6.950%, due 09/01/13 (a) .........           510,940
                                                                           ------------
                                                                             10,349,940
                                                                           ------------
            INDUSTRIAL - 2.4%
   425,000  AST Research, Inc., 144A, 7.450%, due 10/01/02 (a) ......           405,297
   120,000  HMH Properties, Inc., 8.875%, due 07/15/07 ..............           123,000
   290,000  Hyundai Semi-Conductor, 144A, 8.625%, due 05/15/07 (a) ..           277,344
   315,000  News America Holdings, 8.875%, due 04/26/23 .............           356,969
    70,000  News America Holdings, 7.750%, due 01/20/24 .............            70,379
   350,000  Oil Purchase Co., 144A, 7.100%, due 04/30/02 (a) ........           349,801
   150,000  Oxymar, 144A, 7.500%, due 02/15/16 (a) ..................           151,843
   525,000  Petroliam Nasional, 144A, 7.125%, due 10/18/06 (a) ......           501,622
   420,000  Prime Property Funding, 144A, 7.000%, due 08/15/04 (a) ..           426,262
   186,993  Scotia Pacific Holdings, 144A, 7.950%, due 07/20/15 (a) .           192,520
                                                                           ------------
                                                                              2,855,037
                                                                           ------------
            RETAIL - 0.3%
   364,000  Southland Corp., 5.000%, due 12/15/03 ...................           303,940
                                                                           ------------
            TELECOMMUNICATIONS - 1.2%
   200,000  Rogers Cable Systems, 10.000%, due 03/15/05 .............           215,000
   125,000  Rogers Cantel, Inc., 144A, 8.300%, due 10/01/07 (a) .....           124,062
   375,000  Tele-Communications, Inc., 8.750%, due 02/15/23 .........           397,941
   280,000  Tele-Communications, Inc., 9.250%, due 01/15/23 .........           308,364
   520,000  Teleport Communications, 11.125%, due 07/01/07 ..........           410,150
                                                                           ------------
                                                                              1,455,517
                                                                           ------------
            TRANSPORTATION - 0.2%
   175,000  Jet Equipment Trust, 144A, 10.000%, due 06/15/12 (a) ....           220,138
                                                                           ------------
            TOTAL CORPORATE OBLIGATIONS
              (COST $22,279,684) ....................................        23,004,562
                                                                           ------------
            COLLATERALIZED MORTGAGE
              OBLIGATIONS - 14.9%
   274,942  Alliance Hel 96 2 A6 8.300%, due 09/25/27 ...............           292,203
   503,502  Alcoa Aluminium 96-1, 144A, 7.500%, due 12/16/08 (a) ....           501,019
   114,010  American Southwest Financial 1993-2 A1, 7.300%,
              due 01/18/09 ..........................................           117,105
 5,006,153  American Southwest Financial 1993-2 S1 IO, 1.056%,
              due 01/18/09 ..........................................           252,060
   150,000  American Southwest Financial 1995-C1 A1B, 7.400%,
              due 11/17/04 ..........................................           156,568
   250,000  Asset Securitization Corp., 1996-D3 A1C, 7.400%,
              due 10/13/26 ..........................................           264,970
   164,249  Asset Securitization Corp., 1995-D1 A1, 7.590%,
              due 08/11/27 ..........................................           173,676
 1,020,984  Asset Securitization Corp., 1995-MD4 A1, 7.100%,
              due 08/13/29 ..........................................         1,059,690
 1,127,517  Asset Securitization Corp., 1995-MD4 CS IO, 2.390%,
              due 08/13/29 ..........................................           201,916
   500,000  Asset Securitization Corp., 1996-MD6 A1B, 6.880%,
              due 11/13/26 ..........................................           514,625
   275,000  Asset Securitization Corp., 1996-MD6 A1C, 7.040%,
              due 11/13/26 ..........................................           285,131
   300,000  BSMSI 96 09 L NAS, 8.000%, due 12/25/27 .................           316,221
   175,000  CBM Funding Corp., 1996-1 A3, 7.080%, due 11/01/07 ......           181,951
   325,000  Chase Commercial Mortgage Securities Corp 1996-2 B,
              6.900%, due 10/19/06 ..................................           332,020
   350,000  CIT Group Home Equity Loan Trust 97-1 A3, 6.250%,
              due 09/15/11 ..........................................           351,145
   525,000  CS First Boston Mortgage Securities Corp. 97 C1, 7.240%,
              due 04/20/07 ..........................................           548,525
   142,852  Countrywide Mortgage Backed Securities, Inc., 1993-C,
              6.500%, due 01/25/24 ..................................           138,899
   275,000  Delta Funding Home Equity Loan Trust 96-1 A7, 7.950%,
              due 06/25/27 ..........................................           293,023
   500,000  Daimler-Benz AGT 1997-A Class A, 6.050%, due 03/20/05               500,025
 2,738,008  DLJ Mortage Acceptance Corp. 1997 CF1 S IO, 1.096%,
              due 03/15/17 ..........................................           182,351
   425,000  DLJ Mortgage Acceptance Corp. 1997 CF1 A1B, 7.600%,
              due 04/15/07 ..........................................           455,069
   750,000  DLJ Mortgage Acceptance Corp. 1997 CF2 A1B, 6.820%,
              due 09/15/07 ..........................................           763,575
   218,787  Dr Securitized Lease Trust 94-K1 A1, 7.600%, due 08/15/07           214,357
   525,000  Empire Funding Home Loan Owner Trust 97-4 A2, 7.160%,
              due 05/25/12 ..........................................           532,492
   143,140  First Boston Mortgage Securities Corp. 1993-5 B1, 7.300%,
              due 07/25/23 ..........................................           143,641
   315,000  First Plus Home Loan Trust 97-3 A2, 6.480%, due 09/10/08            316,682
   310,000  First Plus Home Loan Trust 97-3 A3, 6.570%, due 10/10/10            311,938
 2,297,918  GMAC 96 C1 X2 I0, 1.967%, due 03/15/21 ..................           210,512
   525,000  GS Mortgage Securities Corp. 97-GL A2D, 6.940%,
              due 07/13/30 ..........................................           540,109
 1,297,997  GS Mortgage Securities Corp. 97-GL X2 IO, 1.070%,
              due 07/13/30 ..........................................            69,806
   400,000  Headlands Mortgage Securities, Inc. 97-5 AI5, 7.250%,
              due 11/25/27 ..........................................           407,168
   193,865  Independent National Mortgage Corp. 1994-O B1,
              7.875%, due 09/25/24 ..................................           203,142
   525,000  JP Morgan Commercial 1997 C5 A2, 7.069%, due 09/15/29               544,346
   295,315  LB Commercial Conduit Mortgage Trust 96 C2 A Seq, 7.420%,
              due 10/25/26 ..........................................           309,392
   575,000  Lehman 97 LL1 A2, 6.840%, due 09/12/06 ..................           588,064
 4,040,337  Merrill Lynch Mortgage Investors 1995 C1 IO, 2.188%
              due 05/25/15 ..........................................           221,814
   225,000  Merrill Lynch Mortgage Investors 1996 C1 A3, 7.420%,
              due 04/25/28 ..........................................           236,691
   525,000  Merrill Lynch Mortgage Investors 1996 C2 A2, 6.820%,
              due 11/21/28 ..........................................           535,736
 1,305,125  Merrill Lynch Mortgage Investors 1996 C2 IO, 1.532%
              due 11/21/28 ..........................................           117,787
   450,000  Merrill Lynch Mortgage Investors 1997 C1 A3, 7.120%,
              due 06/18/29 ..........................................           467,064
   225,000  Midland Realty Acceptance Corp. 1996 C2 A2, 7.233%,
              due 01/25/27 ..........................................           234,617
   150,000  Mortgage Capital Funding 1995 MC1 A1B, 7.600%,
              due 05/25/27 ..........................................           157,584
   600,000  Mortgage Capital Funding, Inc. 97-MC1 A3, 7.288%,
              due 03/20/07 ..........................................           631,920
   466,706  NAL Auto 97 A2, 7.750%, due 09/15/02 ....................           468,582
   350,000  Rali 96 QS8 A13 NAS, 7.750%, due 12/25/26 ...............           364,133
   625,000  Rali 97 QS3 A8 NAS, 7.250%, due 09/25/27 ................           632,438
   375,000  Rali 97 QS3 A8 NAS, 7.750%, due 04/25/27 ................           393,101
   100,000  Residental Funding 1993-MZ3 A2, 6.970%, due 08/28/23 ....            99,408
   250,000  Salomon 97 tzh A2, 7.140%, due 03/24/22 .................           258,918
   570,000  WFS Financial Owner Trust 97C A3, 6.100%, due 03/20/02              569,835
                                                                           ------------
            TOTAL COLLATERALIZED MORTGAGE
              OBLIGATIONS (COST $17,413,152) ........................        17,663,044
                                                                           ------------

            ASSET-BACKED OBLIGATIONS - 1.5%
   112,574  Aircraft Lease Portfolio Securitizations Class B, 6.780%,
              due 03/15/19 ..........................................           112,696
   425,000  Advanta Mortgage Loan Trust 1996 2A5, 8.080%,
              due 11/25/25 ..........................................           445,230
   200,000  Aircraft Lease Portfolio Securitization Ltd 1994-1 A4,
              7.800%, due 9/15/04 ...................................           203,912
   298,478  Aircraft Lease Portfolio Securitization Ltd 1994-1 C,
              9.350%, due 9/15/04 ...................................           305,242
   349,216  ICI Funding Corp 97-2 1A8, 8.000%, due 07/25/28 .........           365,695
   300,000  IMC Home Equity 96 3 A7, 8.050%, due 08/25/26 ...........           315,873
                                                                           ------------
            TOTAL ASSET BACKED OBLIGATIONS
              (COST $1,705,922) .....................................         1,748,648
                                                                           ------------
            U.S. GOVERNMENT AGENCY OBLIGATIONS - 22.1%
            FEDERAL HOME LOAN MORTGAGE CORPORATIONS - 4.1%
   334,466  PL#A01521, 9.500%, due 12/01/16 .........................           357,774
   884,575  GP#D71780 D7, 7.000%, due 07/01/24 ......................           891,943
   634,980  GP#G00576, 7.000%, due 12/01/24 .........................           640,282
   822,616  PL#A01706, 10.000%, due 06/01/17 ........................           911,278
   493,595  PL#D18976 D1, 10.000%, due 03/01/20 .....................           546,731
   379,573  PL#D51505, 7.000%, due 04/01/24 .........................           382,742
    89,091  PL#555201, 11.000%, due 09/01/16 ........................            98,891
   313,412  PL#555283, 10.000%, due 09/01/17 ........................           342,403
   265,000  1632 SA Inverse Floater, due 11/15/23 (c) ...............           229,013
    61,648  1709 H PO, due 01/15/24 .................................            34,289
    95,097  1750 C PD PO, due 03/15/24 ..............................            71,209
    60,000  1813 K PO, due 02/15/24 .................................            42,432
   115,000  1844 PC PO, due 03/15/24 ................................            75,670
    65,000  1887 I PO, due 10/15/22 .................................            45,201
    70,756  GP#180881, 10.500%, due 10/01/11 ........................            77,611
    77,396  PL#308433, 10.500%, due 11/01/18 ........................            84,894
                                                                           ------------
                                                                              4,832,363
                                                                           ------------

            FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.9%
   113,704  93 205 G PO, due 09/25/23, 6.440% (e) ...................            77,035
   990,750  92-89 SQ IO, 3.300%, due 06/25/22 .......................            82,631
   133,344  93 149 O PO, due 08/25/23 ...............................            89,421
   135,378  93 146 GT PO, due 05/25/23 ..............................            94,291
    45,828  93 235 H PO, due 09/25/23, 7.85% (e) ....................            37,024
    30,899  93 243C PO, due 11/25/23, 5.74% (e) .....................            24,880
   991,687  96 5 NH PO, due 04/25/24 ................................           613,854
   430,000  96 11 V PO, due 09/25/23 ................................           298,893
   110,000  96 14 PC PO, due 12/25/23 ...............................            66,429
   110,000  96 46 PB PO, due 09/25/23 ...............................            75,955
    78,708  96 54 N PO, due 07/25/23 ................................            61,132
    89,012  96 54 O PO, due 11/25/23 ................................            57,279
   175,000  97 3 E PO, due 12/25/23 .................................           121,608
 1,000,000  97 30 SP INV I0, due 04/25/22 ...........................           153,261
   205,396  97 7 E PO, due 03/18/27 .................................           157,539
   174,120  PC#044176 CL, 10.000%, due 06/01/20 .....................           190,787
    11,393  PC#075414 CL, 10.000%, due 05/01/19 .....................            12,484
     9,421  PC#082406 CL, 10.000%, due 09/01/19 .....................            10,324
    23,567  PC#082931 CL, 10.000%, due 10/01/19 .....................            25,824
    49,588  PC#083435 CL, 10.000%, due 11/01/19 .....................            54,342
    22,696  PC#083880 CL, 10.000%, due 11/01/19 .....................            24,872
    13,160  PC#084964 CL, 10.000%, due 11/01/19 .....................            14,420
    14,401  PC#087291 CL, 10.000%, due 01/01/20 .....................            15,780
     6,474  PC#088027 CL, 10.000%, due 01/01/20 .....................             7,095
    26,746  PC#088383 CL, 10.000%, due 11/01/18 .....................            29,308
    85,326  PC#124783, 10.500.%, due 12/01/16 .......................            93,355
    95,178  PC#303157, 10.000%, due 05/01/22 ........................           104,054
 1,203,193  Strip 249 PO, due 10/25/23, 6.720% (e) ..................           814,321
   157,771  Strip 254 PO, due 01/01/24, 5.740% (e) ..................           116,498
   212,908  Strip 260 PO, due 04/01/24, 5.860% (e) ..................           156,040
   956,098  Strip 282 PO, due 09/01/25 ..............................           679,021
   467,733  Strip 287 PO, due 12/17/07 ..............................           313,475
                                                                           ------------
                                                                              4,673,232
                                                                           ------------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 14.1%
 2,125,000  TBA, 6.000%, due 11/20/27 (b) ...........................         2,142,935
   203,384  PL#780081, 10.000%, due 02/15/25 ........................           225,779
   369,066  PL#780164, 10.000%, due 12/15/17 ........................           411,118
    80,272  PL#038500, 11.000%, due 01/15/10 ........................            89,203
    56,911  PL#038712 SF, 11.000%, due 03/15/10 .....................            63,243
    58,209  PL#039798 SF, 11.000%, due 06/15/10 .....................            64,685
    83,337  PL#041650, 11.000%, due 08/15/10 ........................            92,608
    70,300  PL#041840, 11.000%, due 08/15/10 ........................            78,120
    89,559  PL#042490 SF, 11.000%, due 07/15/10 .....................            99,522
    62,958  PL#043699, 11.000%, due 09/15/10 ........................            69,962
    57,470  PL#044103, 11.000%, due 09/15/10 ........................            63,864
    27,819  PL#120587, 13.500%, due 11/15/14 ........................            32,330
    21,732  PL#150312, 11.500%, due 02/15/16 ........................            24,516
    38,307  PL#163997, 10.500%, due 08/15/16 ........................            42,186
    26,976  PL#164353, 10.500%, due 06/15/16 ........................            29,707
   145,744  PL#278742, 10.500%, due 09/15/19 ........................           160,500
   620,398  PL#780066 SP, 10.500%, due 12/15/20 .....................           700,206
   201,757  PL#780127 SP, 10.500%, due 04/15/25 .....................           227,711
   352,563  PL#780378, 11.000%, due 01/15/19 ........................           404,009
   375,103  PL#780384, 11.000%, due 12/15/17 ........................           430,303
   646,472  PL#780472, 10.000%, due 03/15/25 ........................           717,655
   145,365  PL#780517, 10.500%, due 01/15/18 ........................           164,032
 4,611,137  PL#780590, 7.000%, due 12/15/23 .........................         4,656,326
   960,552  PL#780614, 11.000%, due 03/15/18 ........................         1,100,716
 2,670,945  PL#80114 G2AR, 6.000%. due 09/20/27 .....................         2,689,882
   956,529  PL#8623 G2AR, 7.375%, due 04/20/25 ......................           981,580
   895,440  PL#8643 G2AR, 7.375%, due 06/20/25 ......................           918,193
                                                                           ------------
                                                                             16,680,891
                                                                           ------------
            TOTAL U.S. GOVERNMENT AGENCY
              OBLIGATIONS (COST $25,400,616) ........................        26,186,486
                                                                           ------------
            U.S. TREASURY OBLIGATIONS - 35.5%
 4,250,000  U.S. Treasury Strip, 0%, due 02/15/19, 6.960% (e)(g) ....         1,121,231
 3,700,000  U.S. Treasury Bond, 8.750%, due 08/15/20 ................         4,825,029
 8,375,000  U.S. Treasury Note, 6.250%, due 05/31/99 ................         8,450,894
 3,910,000  U.S. Treasury Note, 6.750%, due 06/30/99 ................         3,978,425
 3,500,000  U.S. Treasury Note, 6.875%, due 07/31/99 ................         3,570,000
15,075,000  U.S. Treasury Note, 7.125%, due 09/30/99 ................        15,480,141
 1,125,000  U.S. Treasury Note, Inflation Index, 3.625%, due 07/15/02         1,143,858
 3,475,000  U.S. Treasury Note, Inflation Index, 3.375%, due 01/15/07         3,478,698
                                                                           ------------
            TOTAL U.S. TREASURY OBLIGATIONS
              (COST $41,429,701) ....................................        42,048,276
                                                                           ------------
            YANKEE BONDS - 1.8%
   375,000  Mexico Par Bond Series A, 6.250%, due 12/31/19 ..........           294,375
 1,525,000  Deutschland Republic, 7.375%, due 01/03/05 ..............           987,009
   700,000  Republic of Argentina, 5.250%, due 03/31/23 .............           477,750
   385,000  Republic of Colombia, 8.750%, due 02/15/16 ..............           374,643
                                                                           ------------
            TOTAL YANKEE BONDS (COST $2,055,553) ....................         2,133,777
                                                                           ------------
            RIGHTS - 0.0%
   650,000  United Mexican States Warrants 0% due 06/30/03 ..........                 0
                                                                           ------------
            TOTAL RIGHTS (COST $0) ..................................                 0
                                                                           ------------
            COMMERCIAL PAPER - 5.6%
 2,000,000  Barclays US Funding Corp. ...............................         1,998,169
 4,621,454  Investors Cash Reserve ..................................         4,621,454
                                                                           ------------
            TOTAL COMMERCIAL PAPER
              (COST $6,612,294) .....................................         6,619,623
                                                                           ------------

TOTAL INVESTMENTS - 100.8%
  (Identified Cost $116,896,922) (f) .................................      119,404,416
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS - (0.8%) .................         (999,468)
                                                                           ------------
NET ASSETS - 100.0% ..................................................     $118,404,948
                                                                           ============
PO - Principal only
IO - Interest only
PL# - Pool Number
PC# - Pool Number
CL - Conventional Loan
TBA - Pool Number to be announced

(a) Security exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b) Security purchased on a delayed delivery basis.
(c) Represents a variable rate note. Interest rate disclosed represents current rate at October 31, 1997.
(d) Preferred Stock (principal amount relates to shares held).
(e) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(f) For Federal income tax purposes, the cost of securities owned at October
    31, 1997 was $117,121,665 resulting in net unrealized appreciation of securities as follows:
      Gross unrealized appreciation ..................................       $2,623,491
      Gross unrealized depreciation ..................................         (340,740)
                                                                             ----------
    Net unrealized appreciation ......................................       $2,282,751
                                                                             ==========
(g) A portion of the security has been pledged as collateral for open futures.

REPUBLIC FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS -- OCTOBER 31, 1997
SCHEDULE OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                              PRINCIPAL                                NET
                                               VALUE                                UNREALIZED
 EXPIRATION                                    LOCAL                   VALUE      APPRECIATION/
   DATE             CONTRACT TO DELIVER       CURRENCY    COST US$    (NOTE 2)    (DEPRECIATION)
   ----             -------------------       --------    --------    --------    --------------

CONTRACTS TO SELL:
12/02/97            Deutsche Mark            1,770,000    $990,764   $1,028,419      $37,655)
                                                                                     -------

SCHEDULE OF OPEN FINANCIAL FUTURES CONTRACTS
                                                                                       NET
                                                                                   APPRECIATION
EXPIRATION      NUMBER OF                                       CONTRACT          (DEPRECIATION)
   DATE         CONTRACTS    CONTRACTS                            VALUE            OF CONTRACTS
   ----         ---------    ---------                            -----            ------------

PURCHASED
01/02/98            8        US 2YR Note Futures
                               December 97                     $1,663,000            $  8,200

SOLD
12/19/97            4        US 10YR Note Futures
                               December 97                       447,000               (6,900)
                                                                                     --------
NET UNREALIZED APPRECIATION ON OPEN FUTURES CONTRACTS                                $  1,300
                                                                                     ========

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997
                                                                      VALUE
SECURITY DESCRIPTION                                    SHARES       (NOTE 2)
--------------------                                    ------       --------

COMMON STOCKS - 93.1%
ARGENTINA - 0.9%
Perez Companc ADR ................................       65,796    $    821,621
Telecom Argentina ADR ............................       34,500         873,281
YPF Sociedad Anonima ADR .........................        6,000         192,000
                                                                   ------------

                                                                      1,886,902
                                                                   ------------
AUSTRALIA - 4.0%
Coca-Cola Amatil Ltd. ............................      193,955       1,459,468
Brambles Industries Ltd. .........................       79,000       1,518,922
Lend Lease Corp., Ltd. ...........................       60,861       1,246,351
News Corp., Ltd. ADS .............................       40,000         762,500
Western Mining Corp. Holding Ltd. (b) ............      347,400       1,233,761
Westpac Banking Corp. ............................      340,000       1,979,789
                                                                   ------------
                                                                      8,200,791
                                                                   ------------
BRAZIL - 0.8%
Centrais Electro Brasil ADR ......................       30,000         653,088
Telecommunicacos Brasileiras ADR .................       10,500       1,065,750
                                                                   ------------
                                                                      1,718,838
                                                                   ------------
CANADA - 6.5%
Alcan Aluminum Ltd. ..............................       35,100       1,002,544
Imasco Ltd. ......................................       52,000       1,652,961
Inco Ltd. ........................................       35,430         730,744
Inco Ltd., Class VBN .............................        7,250         126,033
National Bank of Canada ..........................       52,100         741,196
Newcourt Credit Ltd. .............................        6,700         231,756
Northern Telecom Ltd. ............................       20,000       1,793,750
Rogers Communications, Class B (b) ...............       53,000         361,018
Royal Bank of Canada .............................       48,500       2,593,022
Seagrams Co., Ltd. ...............................       20,300         682,588
Suncor Ltd. ......................................       46,000       1,664,625
Thomson Corp. ....................................       80,000       1,918,615
                                                                   ------------
                                                                     13,498,852
                                                                   ------------
CHINA - 0.3%
China Telecom ADR (b) ............................       16,000         518,000
                                                                   ------------
DENMARK - 0.3%
Tele Danmark A/S ADR .............................       21,300         617,700
                                                                   ------------
FINLAND - 0.9%
Nokia AB-A .......................................       22,000       1,919,988
                                                                   ------------
FRANCE - 5.0%
Bouygues .........................................        9,344         874,747
France Telecom SA ADR (b) ........................       12,300         465,863
Pechiney Ord, Class A ............................       15,985         657,330
Peugeot SA .......................................       18,000       2,037,706
Renault SA (b) ...................................       29,300         815,265
Sidel ............................................       16,000         898,713
Synthelabo .......................................       11,600       1,365,475
Societe National Elf-Aquitaine ...................        6,915         855,946
Television Francaise .............................       10,000         930,958
Valeo ............................................       20,400       1,360,530
                                                                   ------------
                                                                     10,262,533
                                                                   ------------
GERMANY - 4.2%
Mannesmann AG ....................................       10,550       4,454,213
Munchener Ruck INH ...............................        1,250         257,351
Munchener Ruck Nam 50% paid ......................        1,900         553,152
Siemens AG .......................................       10,000         615,322
Thyssen AG .......................................        4,300         948,878
Volkswagen AG ....................................        3,000       1,772,893
                                                                   ------------
                                                                      8,601,809
                                                                   ------------
HONG KONG - 2.8%
Citic Pacific Ltd. ...............................      230,000       1,100,692
Hong Kong Electric Holdings (b) ..................      254,000         860,739
Hong Kong Telecom ................................      980,000       1,875,962
Hysan Development ................................      580,000       1,211,537
Swire Pacific, Class A ...........................      153,000         817,293
                                                                   ------------
                                                                      5,866,223
                                                                   ------------
INDONESIA - 0.1%
Pt Indonesia Satellite ADR .......................       12,000         284,250
                                                                   ------------
IRELAND - 0.5%
Allied Irish Banks Plc ...........................      130,600       1,099,461
                                                                   ------------
ITALY - 3.4%
Alleanza Assicuraz Di Risp It 2000 ...............       79,530         390,817
Alleanza Assicurazioni SpA Azione Nom ............       82,300         711,371
ENI SpA ..........................................      142,400         804,621
SEAT SpA N/V RISP (b) ............................      250,000          65,589
SEAT SpA Ord (b) .................................    2,000,000         804,370
Telecom Italia Mobile-DrNc ITL100 ................      988,000       2,018,589
Telecom Italia SpA ITL 1000 ......................      163,611       1,023,113
Telecom Italia SpA RNC ...........................      310,000       1,248,054
                                                                   ------------
                                                                      7,066,524
                                                                   ------------
JAPAN - 21.9%
Adventest Corp. ..................................       31,970       2,643,137
Asahi Breweries Ltd. .............................      234,000       3,460,906
Banyu Pharmaceutical Co. .........................       47,000         683,423
Bridgestone Corp. ................................       52,000       1,123,390
Chudenko Corp. ...................................        7,865         191,479
Dai-Ni-Denden ....................................      160,000       1,297,549
DDI Corp. ........................................          348       1,162,410
Fuji Photo Film ..................................       25,000         905,692
Higashi Nihon House ..............................       33,000         246,780
Honda Motor Co., Ltd. ............................       40,000       1,346,074
Honda Motor Co., Ltd. ADR ........................        6,000         401,250
Japan Airlines (b) ...............................      280,000       1,014,375
Jusco Co. ........................................       57,000       1,274,034
Kawasaki Heavy Industries ........................        9,000          20,939
Kawasaki Kisen ...................................      122,000         175,372
Kokusai Electric .................................       85,000       1,278,355
Kyocera Corp. ....................................       24,100       1,379,718
Kyocera Corp. ADR ................................        3,000         349,875
Minebea Co., Ltd. ................................      118,000       1,176,568
Mitsubishi Chemical Corp. ........................       73,500         165,505
Murata Manufacturing Co., Ltd. ...................       43,000       1,729,290
NEC Corp. ........................................      126,000       1,381,969
Nichiei Co., Ltd. ................................       16,400       1,812,381
Nikon Corp. ......................................      213,000       2,371,583
Nintendo Corp. ...................................          300          25,924
NKK Corp. ........................................      145,000         201,205
Nippon Telegraph & Telephone Corp. ...............          720         610,220
Nomura Securities Co., Ltd. ......................       89,000       1,035,314
Sakura Bank Ltd. .................................      100,000         407,977
Sankyo Co., Ltd. .................................       60,500       1,995,721
Sekisui House Ltd. ...............................      165,000       1,412,131
Shiseido Co. .....................................       88,000       1,199,169
Soft Bank Corp. ..................................       20,286         652,321
Sony Corp. .......................................       20,200       1,676,759
Sumitomo Bank ....................................      150,000       1,595,347
Sumitomo Realty & Development ....................      158,000       1,153,984
Suzuki Motor Corp. ...............................      101,000       1,074,200
Tokyo Electron Ltd. ..............................       66,400       3,310,345
Wako Securities ..................................      158,000         413,544
Yasuda F&M Insurance .............................      194,000       1,075,181
                                                                   ------------
                                                                     45,431,396
                                                                   ------------
KOREA - 0.3%
Samsung Electronics GDR (b) ......................       26,850         558,480
                                                                   ------------
MALAYSIA - 0.8%
Edaran Otomobil Berhad ...........................      100,000         314,984
Malaysian Airline System BHD .....................      412,000         543,813
New Straits Times Press Berhad ...................      127,000         278,116
Sime Darby Berhad ................................      361,000         519,814
                                                                   ------------
                                                                      1,656,727
                                                                   ------------
MEXICO - 2.5%
Cemex de CV SA ADR (b) ...........................      130,000       1,130,155
Grupo Financiero Banamex Accival Series "B" NPV ..       55,337         101,105
Grupo Financiero Banamex Series "L" Shares .......      261,800         515,170
Panamerican Beverages, Inc., Class A .............       55,000       1,705,000
Telefonos De Mexico ADR ..........................       37,900       1,639,175
                                                                   ------------
                                                                      5,090,605
                                                                   ------------
NETHERLANDS - 3.3%
Aegon NV .........................................       16,500       1,300,283
ASM Lithography Holding NV .......................       34,000       2,469,225
KON AHOLD NV .....................................       69,000       1,766,315
Philips Electronics NV ...........................        9,100         712,439
Philips Electronics NV ADR .......................        8,000         627,000
                                                                   ------------
                                                                      6,875,262
                                                                   ------------
NEW ZEALAND - 0.3%
Telecom New Zealand ..............................      149,000         721,788
                                                                   ------------
NORWAY - 1.7%
Norsk Hydro ASA ..................................       35,000       1,921,349
Orkla AS A-AKSJER (b) ............................       17,000       1,558,610
                                                                   ------------
                                                                      3,479,959
                                                                   ------------
PORTUGAL - 1.2%
Portugal Telecom S.A. ADR ........................       58,100       2,396,625
                                                                   ------------
SINGAPORE - 0.7%
City Developments ................................       35,000         146,667
Singapore Press Holdings Ltd. ....................       87,400       1,204,178
                                                                   ------------
                                                                      1,350,845
                                                                   ------------
SOUTH AFRICA - 0.9%
De Beers Consolidated Mines Ltd. .................       79,000       1,896,000
                                                                   ------------
SPAIN - 2.1%
Banco Santander ..................................       46,200       1,294,184
Corporacion Mapfre ESB 500 .......................        9,338         426,876
Telefonica De Espana .............................       95,900       2,617,193
                                                                   ------------
                                                                      4,338,253
                                                                   ------------
SWEDEN - 6.3%
ABB Ab-A .........................................      127,000       1,481,430
Astra AB A Shares ADR ............................       32,000         510,000
Astra AB A-F .....................................      227,733       3,673,505
Atlas Copco AB-Series "B" Free ...................       10,600         314,416
Ericsson AB B Free ...............................       53,660       2,360,662
Ericsson LM Telephone ADR ........................        7,000         309,750
Hennes & Mauritz AB A-F ..........................       42,500       1,736,556
Incentive AB-B ...................................       12,000       1,055,831
Sparbanken Sverige Class A .......................       69,900       1,584,146
                                                                   ------------
                                                                     13,026,296
                                                                   ------------
SWITZERLAND - 5.6%
Asea Brown Boverei AG A Inhaber ..................          450         586,272
Baloise Holdings .................................          686       1,234,095
Credit Suisse Holdings Group, Registered .........       12,005       1,690,453
Holderbank Finan Glaris Bearer ...................        1,630       1,311,401
Nestle ...........................................        1,589       2,238,076
Novartis AG Registered ...........................        2,394       3,747,888
Sairgroup (b) ....................................          700         937,964
                                                                   ------------
                                                                     11,746,149
                                                                   ------------

TAIWAN - 0.9%
ACER Inc GDR (b) .................................       67,975         446,936
Taiwan Semiconductor ADR (b) .....................       76,800       1,521,600
                                                                   ------------
                                                                      1,968,536
                                                                   ------------
UNITED KINGDOM - 14.9%
Bank of Scotland .................................      353,700       2,918,322
BICC Plc .........................................      120,090         331,288
BOC Group ........................................      126,800       2,132,815
B.A.T. Industries Plc ............................       95,577         835,874
British Petroleum Plc ............................       46,000         666,507
British Petroleum Plc ADR ........................        9,400         824,850
Caradon Plc ......................................      400,000       1,274,520
Commercial Union Plc .............................        2,683          37,795
Electrocomponents Plc ............................       95,000         737,628
English China Clays Plc ..........................      189,000         824,078
Laporte Plc ......................................       80,000         887,468
Lloyds TSB Group Plc .............................       65,000         812,087
Morgan Crucible Company Plc ......................      151,800       1,238,476
National Westminister Bank Plc ...................      167,576       2,408,384
Reckitt and Colman Plc ...........................      129,390       1,984,346
Reed International Ltd. ..........................      111,300       1,100,302
Reuters Holdings Plc .............................      190,000       2,061,536
Shell Transport & Trading Plc ....................       99,000         701,862
Storehouse Plc ...................................      420,000       1,549,548
Tate & Lyle Plc ..................................      240,000       1,829,272
T.I. Group Plc ...................................      121,700       1,117,398
United Utilities Plc .............................      130,000       1,588,203
Zeneca Group Plc .................................          600          57,375
Zeneca Group Plc ADR .............................       91,100       2,873,688
                                                                   ------------
                                                                     30,793,622
                                                                   ------------
TOTAL COMMON STOCK (COST $172,471,318) ...........                  192,872,414
                                                                   ------------
RIGHTS - 0.0%
MALAYSIA - 0.0%
Renong Berhad Warrants Issue 5/22/96 Exp 11/21/00        32,000           5,760
                                                                   ------------
TOTAL RIGHTS (COST $8,633) .......................                        5,760
                                                                   ------------

PREFERRED STOCK - 1.0%
AUSTRALIA - 0.4%
News Corporation Ltd. ............................      170,000      $  754,376
CANADA - 0.1%
INCO Ltd.. Series E 5.5% Convertible .............        2,639         129,971
GERMANY - 0.1%
Volkswagen AG DEM 50 .............................          600         272,110
JAPAN - 0.4%
Sakura Finance (Bermuda Trust) Conv Pref Ser II ..  120,000,000         917,324
                                                                   ------------
TOTAL PREFERRED STOCK (COST $1,937,371) ..........                    2,073,781
                                                                   ------------

                                                                 PRINCIPAL
                                                                   AMOUNT
LONG TERM CORPORATE DEBT - 0.2%
JAPAN
Asahi Breweries 1.00 DTD 7/1/94 Due 12/26/03 .. JPY 14,000,000          176,701
Fujitsu Ltd.. Convertible Ser 91.95%
  DTD 12/22/94 Due 3/31/03 .................... JPY  2,000,000           23,099
Sumitomo Bank Intl Fin NV 0.75 DTD 6/26/96
  Due 5/31/01 ................................. JPY 35,000,000          290,586
                                                                   ------------
TOTAL LONG TERM CORPORATE DEBT
  (COST $479,555) .............................                         490,386
                                                                   ------------

                                                      SHARES
SHORT TERM INVESTMENTS - 5.4%
Investors Cash Reserve Fund ...................     11,163,329       11,163,329
                                                                   ------------
TOTAL INVESTMENTS - 99.7%
  Identified Cost ($186,060,206)(a) ...........                     206,605,670

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%                            523,405
                                                                   ------------
TOTAL NET ASSETS - 100.0% .....................                    $207,129,075
                                                                   ============
-------------------------------------------------------------------------------
ADR   = American depository receipt     GDR   = Global depositary receipt
ADS   = American depository share       JPY   = Japanese Yen

(a) For Federal income tax purposes, the cost of securities owned at October
    31, 1997 was $186,935,416 resulting in net unrealized appreciation of securities as follows:
      Gross unrealized appreciation .............................   $37,646,793
      Gross unrealized depreciation .............................   (17,976,539)
                                                                    -----------
  Net unrealized appreciation ...................................   $19,670,254
                                                                    ===========

(b) Represents non-income producing security.

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
SCHEDULE OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                PRINCIPAL                                               NET
                                                  VALUE                                              UNREALIZED
EXPIRATION          CONTRACT TO                   LOCAL                              VALUE         APPRECIATION/
   DATE             DELIVER                      CURRENCY        COST U.S.$        (NOTE 2)        (DEPRECIATION)
   ----             -------                      --------        ----------        --------        --------------
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO BUY:
11/28/97            German Deutsche
                      Mark                       1,162,663      $   653,306      $   675,381           $ 22,075
11/04/97            British Pound                  139,985          233,160          234,715              1,555
05/13/98            British Pound                   54,300           90,670           90,317               (353)
05/13/98            British Pound                   27,100           44,951           45,076                125
11/04/97            Japanese Yen                 3,975,947           32,952           33,076                124
11/04/97            Swedish Krona                  293,546           39,113           39,148                 35
                                                               ------------     ------------           --------
                                                               $  1,094,152     $  1,117,713           $ 23,561
                                                               ------------     ------------           --------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL:

01/23/98            Australian Dollar              654,944      $   460,000      $   461,631           $ (1,631)
11/12/97            Swiss Franc                    487,798          322,000          350,203            (28,203)
01/06/98            Swiss Franc                    511,733          355,000          366,784            (11,784)
01/22/98            German Deutsche
                      Mark                         447,954          254,000          261,032             (7,032)
11/05/97            Italian Lira               676,256,413          397,447          399,208             (1,761)
11/06/97            Italian Lira                75,375,304           44,663           44,493                170
01/06/98            French Franc                 2,576,723          435,000          448,541            (13,541)
11/28/97            British Pound                  405,139          653,306          678,597            (25,291)
01/30/98            British Pound                  679,655        1,132,000        1,135,384             (3,384)
05/13/98            British Pound                  162,809          262,000          270,801             (8,801)
11/04/97            British Pound                  135,127          225,067          226,568             (1,501)
11/05/97            British Pound                   73,838          123,067          123,799               (732)
11/14/97            Hong Kong Dollar             2,837,328          365,000          365,879               (879)
04/23/98            Japanese Yen               240,558,198        2,161,000        2,077,850             83,150
11/04/97            Japanese Yen                13,575,951          112,515          112,938               (423)
11/04/97            Japanese Yen                27,199,484          225,020          226,272             (1,252)
11/05/97            Japanese Yen                 3,847,769           31,942           32,019                (77)
11/05/97            Japanese Yen                 3,328,942           27,665           27,701                (36)
04/30/98            Japanese Yen               494,515,595        4,361,000        4,275,860             85,140
04/30/98            Japanese Yen                79,216,020          698,000          684,946             13,054
04/30/98            Japanese Yen               443,659,728        3,914,000        3,836,132             77,868
04/30/98            Japanese Yen                96,272,355          849,000          832,425             16,575
11/07/97            Japanese Yen               136,458,720        1,158,000        1,136,211             21,789
01/23/98            Norwegian Krone              2,744,097          382,000          393,108            (11,108)
01/23/98            Swedish Krona                2,593,822          337,000          347,732            (10,732)
                                                               ------------     ------------           --------
                                                                $19,285,692      $19,116,114           $169,578
                                                               ------------     ------------           --------
NET UNREALISED APPRECIATION ON OPEN FORWARD
  FOREIGN CURRENCY CONTRACTS ...............................................................           $193,139
                                                                                                       ========

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
INDUSTRY DIVERSIFICATION (UNAUDITED)

                                                                     PERCENT OF
                                                                     PORTFOLIO
                                                                     ---------

Energy ...........................................................      4.1%
Electric & Gas ...................................................      0.7%
Building Materials & Components ..................................      1.2%
Chemicals ........................................................      1.5%
Metals: Nonferous ................................................      1.9%
Metals: Steel ....................................................      0.6%
Miscellaneous Materials & Commodities ............................      1.9%
Construction & Housing ...........................................      1.3%
Data Processing & Reproduction ...................................      0.2%
Electrical & Electronics .........................................      5.6%
Electronic Components ............................................      4.6%
Electronic Instruments ...........................................      4.0%
Industrial Components ............................................      2.5%
Machinery & Engineering ..........................................      0.6%
Appliances & Household Durables ..................................      1.7%
Automobiles ......................................................      3.9%
Beverages & Tobacco ..............................................      3.6%
Food & Household Products ........................................      2.9%
Health & Personal Care ...........................................      7.8%
Recreation, Other Consumer Products ..............................      0.4%
Broadcasting & Publishing ........................................      4.2%
Business & Public Services .......................................      2.5%
Merchandising ....................................................      3.0%
Telecommunications ...............................................     11.3%
Transportation: Airlines .........................................      1.2%
Transportation: Shipping .........................................      0.1%
Finance (Banking) ................................................     10.1%
Financial Services ...............................................      1.7%
Insurance ........................................................      2.9%
Real Estate ......................................................      1.2%
Multi - Industry .................................................      4.8%
                                                                      -----

                                                                       94.0%
Cash & Equivalent Investments ....................................      6.0%
                                                                      -----

                                                                      100.0%
                                                                      =====

REPUBLIC SMALL CAP EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

                                                                      VALUE
SECURITY DESCRIPTION                                   SHARES        (NOTE 2)
--------------------                                   ------        --------
COMMON STOCKS - 95.0%
AIRLINES - 0.6%
Atlas Air, Inc. (a) .............................      48,500      $  1,345,875
                                                                   ------------

BANKS & CREDIT COMPANIES - 0.3%
TCF Financial Corp. .............................      11,800           671,125
                                                                   ------------

BROADCASTING - 4.8%
American Radio Systems Corp. (a) ................      58,285         2,841,394
Clear Channel Communications (a) ................      24,600         1,623,600
Emmis Broadcasting Corp.-Class A (a) ............       9,300           411,525
Heftel Broadcasting Corp.(a) ....................       9,100           605,150
Jacor Communications, Inc. (a) ..................      35,725         1,495,984
Lin Television Corp.(a) .........................      56,355         2,962,160
                                                                   ------------
                                                                      9,939,813
                                                                   ------------
BUILDING - 1.0%
Newport News Shipbuilding .......................     102,900         2,212,350
                                                                   ------------
BUSINESS SERVICES - 14.9%
Accustaff, Inc. (a) .............................      95,164         2,718,122
Advantage Learning System, Inc. (a) .............         200             5,050
BDM International, Inc. (a) .....................      97,860         2,165,153
Carey International, Inc. (a) ...................       1,700            25,500
Claremont Technology Group (a) ..................      37,900           838,538
Danka Business Systems Plc-ADR ..................      42,095         1,557,515
Dendrite International, Inc. (a) ................      45,862           888,576
DST Systems, Inc. (a) ...........................      74,130         2,617,716
Equity Corporation International (a) ............      59,385         1,209,969
Fine Host Corp. (a) .............................      34,800           974,400
Fiserv, Inc. (a) ................................      51,150         2,288,963
Franklin Covey Co. (a) ..........................      20,400           457,725
Global Directmail Corp. (a) .....................      76,150         1,399,256
HPR, Inc. (a) ...................................       8,900           213,600
Interim Services, Inc. (a) ......................     121,624         3,185,029
International Network Services (a) ..............      18,800           413,600
May & Speh, Inc. (a) ............................      92,500         1,167,813
META Group, Inc. (a) ............................      38,180           825,643
National Processing, Inc. (a) ...................      67,600           688,675
National Research Corp. (a) .....................         200             4,050
PMT Services (a) ................................      92,400         1,489,950
Snyder Communications, Inc. (a) .................      16,527           487,547
SPS Transaction Services Corp. (a) ..............      51,190         1,084,588
Superior Consultant Holdings (a) ................      15,900           492,900
Technology Solutions Co. (a) ....................      58,450         1,841,175
TeleSpectrum Worldwide, Inc. (a) ................      58,600           274,688
TeleTech Holdings, Inc. (a) .....................      38,000           465,500
Transaction Systems Architects, Inc.-Class A (a)       36,535         1,429,432
Walsh International (a) .........................      45,880           464,535
                                                                   ------------
                                                                     31,675,208
                                                                   ------------
COMPUTER & OFFICE EQUIPMENT - 3.6%
Affiliated Computer Services (a) ................     181,290         4,554,911
Ceridian Corp. (a) ..............................      11,300           441,406
Corporate Express, Inc. (a) .....................      69,000         1,013,438
Viking Products, Inc. (a) .......................      73,500         1,759,406
                                                                   ------------
                                                                      7,769,161
                                                                   ------------
COMPUTER SOFTWARE & SERVICES - 16.5%
Adobe Systems, Inc. .............................      18,615           888,866
American Business Information, Inc.-Class A (a) .       1,200            12,600
American Business Information, Inc.-Class B (a) .     108,390         1,409,070
Apex PC Solutions (a) ...........................      15,000           386,250
Aspen Technologies, Inc. (a) ....................      42,000         1,580,250
Black Box Corp. (a) .............................      22,700           930,700
BMC Software, Inc. ..............................      21,700           698,469
Cadence Design Systems, Inc. (a) ................     114,033         6,072,257
Catalyst International, Inc. (a) ................      23,250           122,063
Clarify, Inc. (a) ...............................      56,900           739,700
Compuware Corp. (a) .............................      42,000         2,777,250
Dassault Systemes S.A.-ADR (a) ..................        5500           165,000
Fair, Isaac & Co, Inc. ..........................      25,900         1,125,031
Harbinger Corp. (a) .............................      17,400           517,650
HNC Software (a) ................................       6,600           244,200
IKOS Systems, Inc. (a) ..........................      48,600           431,325
Infinity Financial Technology, Inc. (a) .........       9,300           142,988
Intelligroup, Inc. (a) ..........................      11,700           216,450
JDA Software Group, Inc. (a) ....................      11,800           368,750
Mecon, Inc. (a) .................................      35,800           259,550
Metromail Corp. (a) .............................      27,900           552,769
MicroProse, Inc. (a) ............................      59,995           389,968
Peerless Systems Corp. (a) ......................      42,700           555,100
RWD Technologies, Inc. (a) ......................       5,600           126,000
SCB Computer Technology, Inc. (a) ...............      12,270           223,928
Scopus Technogy, Inc. (a) .......................      15,900           235,519
Security Dynamics Technologies, Inc. (a) ........      32,400         1,097,550
Siebel Systems, Inc. (a) ........................          62             2,505
Simulation Sciences, Inc. (a) ...................      57,700         1,053,025
Sterling Software, Inc. (a) .....................      72,500         2,474,063
Summit Design, Inc. (a) .........................      68,600           994,700
SunGard Data Systems, Inc. (a) ..................      69,000         1,630,125
Synopsys, Inc. (a) ..............................      87,228         3,390,989
USCS International, Inc. (a) ....................      67,500         1,307,813
Vantive Corp. (a) ...............................      30,300           765,075
Viewlogic Systems, Inc. (a) .....................      14,400           349,200
Xionics Document Tech, Inc. (a) .................      70,300         1,072,075
                                                                   ------------
                                                                     35,308,823
                                                                   ------------
CONSTRUCTION SERVICES - 0.1%
Barnett, Inc. (a) ...............................       7,335           151,284
                                                                   ------------
CONSUMER GOODS & SERVICES - 2.0%
Alternative Resources Corp. (a) .................      82,170         2,033,708
Blyth Industries, Inc. (a) ......................      51,975         1,292,878
US Rentals, Inc. (a) ............................      34,300           836,063
                                                                   ------------
                                                                      4,162,649
                                                                   ------------
CONTAINERS - 0.8%
Aptargroup, Inc. (a) ............................      12,100           664,744
Stone Container Corp. ...........................      80,500           971,031
                                                                   ------------
                                                                      1,635,775
                                                                   ------------
ELECTRONICS - 3.1%
Actel Corp. (a) .................................      47,900           715,507
Belden, Inc. ....................................      29,145           998,216
International Rectifier Corp. (a) ...............      72,100           986,869
Microchip Technology, Inc. (a) ..................      27,282         1,087,870
PMC-Sierra, Inc. (a) ............................      79,800         2,104,725
QLogic Corp. (a) ................................      12,300           399,750
TriQuint Semiconductor, Inc. (a) ................      17,700           433,650
                                                                   ------------
                                                                      6,726,587
                                                                   ------------
ELECTRICAL EQUIPMENT - 3.4%
AFC Cable Systems, Inc. (a) .....................      28,100           797,338
Analog Devices (a) ..............................      85,640         2,617,373
Burr - Brown Corp. (a) ..........................      44,262         1,338,926
Dupont Photomasks, Inc. (a) .....................      18,115           778,945
Phototronics, Inc. (a) ..........................      26,500         1,136,188
Ultratech Stepper, Inc. (a) .....................      18,900           515,025
                                                                   ------------
                                                                      7,183,795
                                                                   ------------
FINANCIAL SERVICES - 2.2%
Advanta Corp.-Class B ...........................      14,040           430,853
BA Merchant Services, Inc.-Class A (a) ..........      29,400           439,163
Franklin Resources, Inc. ........................      29,930         2,689,959
NOVA Corporation (a) ............................      17,100           459,563
Paymentech, Inc. (a) ............................      36,500           643,313
                                                                   ------------
                                                                      4,662,851
                                                                   ------------
FOOD & BEVERAGE PRODUCTS - 1.4%
Beringer Wine Estates Holdings, Inc.-Class B (a)          900            27,900
Buffetts, Inc. (a) ..............................      81,494           855,687
Robert Mondavi Corp.-Class A (a) ................      12,000           609,750
Suiza Foods Corp. (a) ...........................      16,000           806,000
Tootsie Roll Industries, Inc. ...................      12,900           732,075
                                                                   ------------
                                                                      3,031,412
                                                                   ------------
INSURANCE - 2.5%
Equitable of Iowa Cos. ..........................      50,500         3,434,000
Executive Risk, Inc. ............................       14400           948,600
Hartford Life, Inc.-Class A .....................      10,400           384,150
PAULA Financial .................................         400            10,100
Penncorp Financial Group, Inc. ..................       8,300           270,269
Reliastar Financial Corp. .......................      16,300           609,213
                                                                   ------------
                                                                      5,656,332
                                                                   ------------
MACHINERY - 1.5%
Greenfield Industries, Inc. .....................      59,300         2,245,988
Manitowoc Co, Inc. ..............................      27,100           821,469
Special Devices, Inc. (a) .......................       4,200            97,125
                                                                   ------------
                                                                      3,164,582
                                                                   ------------

MEDICAL & HEALTH PRODUCTS - 2.8%
IDEXX Laboratories, Inc. (a) ....................     178,000      $  2,825,750
KOS Pharmaceuticals, Inc. (a) ...................      23,000           822,250
Megabios Corp. (a) ..............................      16,600           249,000
NCS HealthCare, Inc.-Class A (a) ................      42,100           984,088
Quigley Corp. (a) ...............................       6,600           119,625
Transition Systems, Inc. (a) ....................      17,600           356,400
Tyco International Ltd. .........................      14,438           545,035
Warner Chilcott Laboratories Sp-ADR (a) .........       3,300            46,613
                                                                   ------------
                                                                      5,948,761
                                                                   ------------
MEDICAL HEALTH TECHNOLOGY & SERVICES - 11.0%
Advanced Health Corp. (a) .......................      35,000           616,875
AmeriPath, Inc. (a) .............................         900            14,850
AmeriSource Health Corp.-Class A (a) ............      49,800         2,956,875
Apache Medical Systems, Inc. (a) ................      12,800            36,000
Compdent Corp. (a) ..............................      51,995         1,075,647
Concentra Managed Care, Inc. (a) ................      45,584         1,487,171
Genesis Health Ventures, Inc. (a) ...............      19,215           470,768
HCIA, Inc. (a) ..................................      64,900           803,138
Healthsouth Corp. (a) ...........................      85,687         2,190,384
Hologic, Inc. (a) ...............................      72,300         1,852,688
IDX Systems Corp. (a) ...........................      35,800         1,208,250
Mariner Health Group, Inc. (a) ..................      22,800           334,875
Orthodonic Centers of America (a) ...............      22,300           386,069
Oxford Health Plans, Inc. (a) ...................      23,000           593,688
Pediatric Services of America (a) ...............      42,460           912,890
Physician Sales & Service (a) ...................      50,900         1,247,050
Physician Support Systems, Inc. (a) .............         900            13,838
Quorum Health Group, Inc. (a) ...................      65,500         1,588,375
Renal Treatment Centers, Inc. (a) ...............      58,100         1,928,194
Schein Henry, Inc. (a) ..........................       6,600           216,975
Steris Corp. (a) ................................      47,500         1,888,125
Total Renal Care Holdings, Inc. (a) .............      57,400         1,768,638
                                                                   ------------
                                                                     23,591,363
                                                                   ------------
METALS AND MINERALS - 0.2%
Rock of Ages Corp. (a) ..........................         300             5,700
Titanium Metals Corp. (a) .......................      15,800           493,750
                                                                   ------------
                                                                        499,450
                                                                   ------------
NON RETAIL STORES - 0.2%
Audio Book Club, Inc. (a) .......................         400          $  3,050
Micro Warehouse, Inc. (a) .......................      33,880           508,200
                                                                   ------------
                                                                        511,250
                                                                   ------------
OIL SERVICES - 1.6%
Dril-Quip, Inc. (a) .............................        5600           200,900
Global Industries Ltd (a) .......................      83,400         1,678,425
National-Oilwell, Inc. (a) ......................       7,500           574,219
Weatherford Enterra, Inc. (a) ...................      20,900         1,067,206
                                                                   ------------
                                                                      3,520,750
                                                                   ------------
OIL - 0.3%
Domain Energy Corp. (a) .........................      13,200           227,700
Newfield Exploration Co. (a) ....................      17,000           461,125
                                                                   ------------
                                                                        688,825
                                                                   ------------
PRINTING & PUBLISHING - 0.7%
Applied Graphics Technologies, Inc. (a) .........      17,700           946,950
Harte Hanks Communications ......................      16,900           587,275
                                                                   ------------
                                                                      1,534,225
                                                                   ------------
RAILROAD - 0.1%
Wisconsin Central Transport (a) .................       6,400           199,200
                                                                   ------------
REAL ESTATE - 0.1%
Imperial Credit Commercial Mortgage Investment
  Corp. (a) .....................................       4,800            79,200
Kilroy Realty Corp. .............................       6,600           174,900
                                                                   ------------
                                                                        254,100
                                                                   ------------
RESTAURANTS LODGING & HOSPITALITY - 6.6%
Applebee's International, Inc. ..................      36,145           801,967
Capstar Hotel Co. (a) ...........................      47,400         1,679,738
Doubletree Corp. (a) ............................      11,240           467,865
Harrah's Entertainment, Inc. (a) ................      60,765         1,196,311
HFS, Inc. (a) ...................................      30,452         2,146,866
Interstate Hotels Co. (a) .......................      53,000         1,629,750
Outback Steakhouse, Inc. (a) ....................      32,285           873,713
Papa John's International, Inc. (a) .............       6,000           177,375
Prime Hospitality Corp. (a) .....................      87,800         1,788,925
Promus Hotel Corp. (a) ..........................       3,800           149,150
Sholodge, Inc. (a) ..............................      12,700           201,613
Signature Resorts, Inc. (a) .....................      14,850           387,956
Sonic Corp. (a) .................................      25,185           648,514
TaCo Cabana-Class A (a) .........................      21,420           107,100
Wyndham Hotel Corp. (a) .........................      40,250         1,808,734
                                                                   ------------
                                                                     14,065,577
                                                                   ------------
RETAIL STORES - 5.3%
AC Moore Arts & Crafts, Inc. (a) ................         600             9,113
Ann Taylor Stores Corp. (a) .....................      26,200           374,988
Fred Meyer, Inc. (a) ............................      37,870         1,081,662
General Nutrition Companies (a) .................      29,800           938,700
Gymboree Corp. (a) ..............................      51,695         1,253,604
Mazel Stores, Inc. (a) ..........................      42,400           657,200
Petco Animal Supplies, Inc. (a) .................      37,300         1,146,975
Petsmart, Inc. (a) ..............................      72,600           553,575
Regis Corp. .....................................      44,400         1,065,600
Rite Aid Corp. (a) ..............................      47,599         2,826,205
Talbots, Inc. ...................................       5,500           132,000
US Office Products Co. (a) ......................      36,000         1,125,000
                                                                   ------------
                                                                     11,164,622
                                                                   ------------
SPECIAL PRODUCTS & SERVICES - 1.7%
Catalina Marketing Corp. (a) ....................      22,900         1,046,244
Central Parking Corp. ...........................      11,070           604,699
EduTrek International, Inc. (a) .................         600            14,700
Learning Tree International, Inc. (a) ...........      56,600         1,966,850
USA Floral Products, Inc. (a) ...................       1,300            22,750
                                                                   ------------
                                                                      3,655,243
                                                                   ------------
TELECOMMUNICATIONS - 4.5%
Aspect Telecommunications Corp. (a) .............     125,800         3,019,200
Brooks Fiber Properties, Inc. (a) ...............      12,200           681,675
Cable Design Technologies (a) ...................      26,265         1,030,901
Gemstar International Group Ltd. (a) ............      63,200         1,398,300
Intermedia Communications, Inc. (a) .............      31,800         1,442,926
Metromedia Fiber Network, Inc. (a) ..............       1,700            40,800
NEXTLINK Communications, Inc. (a) ...............      21,100           477,388
Proxim, Inc. (a) ................................      34,300           368,725
Transaction Network Services (a) ................      63,400         1,054,025
VDI Media (a) ...................................      17,300           198,928
                                                                   ------------
                                                                      9,712,868
                                                                   ------------
WASTE - 0.3%
Casella Waste Systems, Inc.-Class A (a) .........       1,400         $  30,975
Superior Services, Inc. (a) .....................      24,600           658,050
                                                                   ------------
                                                                        689,025
                                                                   ------------
OTHER - 0.9%
Student Loan Corp. ..............................      38,600         1,898,638
                                                                   ------------
TOTAL COMMON STOCKS (COST $174,993,085) .........                   203,231,519
                                                                   ------------

                                                   PRINCIPAL
                                                    AMOUNT
                                                    ------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.6%
Federal Home Loan Bank, due 11/03/97, 5.55% .....  $1,100,000         1,099,663
Federal Home Loan Mortgage Corp.,
  due 11/3/97, 5.55% ............................   1,750,000         1,749,469
Federal Home Loan Mortgage Corp.,
  due 11/7/97, 5.50% ............................   4,100,000         4,096,276
Federal National Mortgage Association,
  due 11/10/97, 5.55% ...........................   2,800,000         2,796,164
                                                                   ------------
TOTAL US GOVERNMENT AGENCY OBLIGATIONS
  (COST $9,733,342) .............................                     9,741,572
                                                                   ------------
TOTAL INVESTMENTS - 99.6%
  (Identified Cost $184,726,427) (b) ............                   212,973,091

OTHER ASSETS IN EXCESS OF LIABILTIES - 0.4%                             766,751
                                                                   ------------
TOTAL NET ASSETS - 100.0% .......................                  $213,739,842
                                                                   ============
-------------------------------------------------------------------------------
ADR - American Depository Receipt
(a) Non-Income Producing Security
(b) For Federal, Income tax purposes, the cost of securities owned at October 31, 1997 was $185,607,431 resulting in net unrealized appreciation of securities as follows:
      Gross unrealized appreciation ...........................     $36,733,055
      Gross unrealized depreciation ...........................      (9,367,395)
                                                                    -----------
  Net unrealized appreciation ..................................    $27,365,660
                                                                    ===========

                       See notes to financial statements.

REPUBLIC PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1997

                                                       FIXED          INTERNATIONAL        SMALL CAP
                                                      INCOME             EQUITY             EQUITY
                                                     PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                    ------------       ------------       ------------
ASSETS:
  Investments in securities, at value (cost
    $116,896,922, $186,060,206, and
    $184,726,427, respectively) ..............      $119,404,416       $206,605,670       $212,973,091
  Receivable for investments sold ............             3,777          1,838,226          2,229,259
  Interest receivable ........................         1,315,671             14,994                 --
  Dividends receivable .......................                --            292,460              4,558
  Cash .......................................                --                 --             57,083
  Unrealized appreciation on open forward
    foreign currency contracts ...............                --            321,660                 --
  Unamortized organization expenses ..........            29,972             29,524             32,272
  Prepaid expenses ...........................             1,629              3,116              2,651
                                                    ------------       ------------       ------------
Total Assets .................................       120,755,465        209,105,650        215,298,914
                                                    ------------       ------------       ------------

LIABILITIES:
  Payable for investments purchased ..........         2,130,848            810,477          1,010,887
  Cash Overdraft .............................                --            581,012                 --
  Variation margin payable on futures contracts            1,516                 --                 --
  Unrealized depreciation on open forward
    foreign currency contracts ...............            37,655            128,521                 --
  Sub-advisory fees payable ..................           115,389            347,551            451,020
  Audit fees payable .........................            10,498              9,991             10,134
  Custodian fees payable .....................             7,737             40,035             22,250
  Legal fees payable .........................             5,515              9,675             10,002
  Administration fees payable ................             4,936              9,386              9,453
  Fund accounting fees payable ...............             6,666              8,334              6,666
  Other accrued expenses .....................            29,757             31,593             38,660
                                                    ------------       ------------       ------------
Total Liabilities ............................         2,350,517          1,976,575          1,559,072
                                                    ------------       ------------       ------------
NET ASSETS:
  Applicable to investors' beneficial interest      $118,404,948       $207,129,075       $213,739,842
                                                    ============       ============       ============

                                 See notes to financial statements.

REPUBLIC PORTFOLIOS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1997

                                                          FIXED        INTERNATIONAL       SMALL CAP
                                                         INCOME            EQUITY            EQUITY
                                                        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                        ----------       -----------       -----------
INVESTMENT INCOME:
  Interest income ................................      $6,127,775       $   516,848        $  634,652
  Dividend income (net of foreign withholding tax
    of $0, $456,865 and $143, respectively) ......          95,573         2,701,665           252,900
                                                        ----------       -----------       -----------
Total Investment Income ..........................       6,223,348         3,218,513           887,552
                                                        ----------       -----------       -----------
EXPENSES:
  Investment manager and sub-advisory fees .......         461,508         1,359,496         1,534,077
  Administration fees ............................          46,181            93,296            85,889
  Fund accounting fees ...........................          40,000            50,000            40,000
  Custodian fees and expenses ....................          54,998           218,713            89,988
  Audit fees .....................................          18,955            18,955            18,955
  Amortization of organization expenses ..........          13,505            13,905             8,064
  Legal fees .....................................          22,013            46,057            42,388
  Trustees' fees .................................           4,745            10,220             9,855
  Insurance expense ..............................           2,920             6,205             6,054
  Other expenses .................................          49,583            62,094            41,147
                                                        ----------       -----------       -----------
      Total expenses .............................         714,408         1,878,941         1,876,417
      Voluntary fee reductions ...................        (184,724)         (466,480)         (429,442)
                                                        ----------       -----------       -----------
      Total net expenses .........................         529,684         1,412,461         1,446,975
                                                        ----------       -----------       -----------
Net Investment Income (Loss) .....................       5,693,664         1,806,052          (559,423)
                                                        ----------       -----------       -----------
NET REALIZED/UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gains (losses) on:
    Investment transactions ......................       1,445,962         9,477,795        20,375,972
    Foreign currency transactions ................         157,773         1,400,685                --
    Futures ......................................        (128,993)               --                --
  Net unrealized appreciation on investments .....       1,531,300        11,501,191        23,351,706
  Net unrealized appreciation (depreciation) on
    foreign currency transactions ................         (21,998)          161,459                --
  Net unrealized appreciation on futures contracts          64,937                --                --
                                                        ----------       -----------       -----------
Net realized/unrealized gains on investments and
  foreign currency transactions ..................       3,048,981        22,541,130        43,727,678
                                                        ----------       -----------       -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS .....................................      $8,742,645       $24,347,182       $43,168,255
                                                        ==========       ===========       ===========

                                 See notes to financial statements.

REPUBLIC FIXED INCOME PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                  FOR THE             FOR THE
                                                                 YEAR ENDED         YEAR ENDED
                                                                OCTOBER 31,         OCTOBER 31,
                                                                    1997               1996
                                                                ------------        -----------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income ...............................       $  5,693,664        $ 2,797,404
    Net realized gains on investment transactions,
      foreign currency transactions and futures .........          1,474,742             86,604
    Net change in unrealized appreciation on investments,
      foreign currency and futures ......................          1,574,239            539,871
                                                                ------------        -----------
  Change in net assets resulting from operations ........          8,742,645          3,423,879
                                                                ------------        -----------
  CAPITAL SHARE TRANSACTIONS:
    Contributions .......................................         59,757,590         35,186,698
    Withdrawals .........................................        (14,273,669)        (4,454,722)
                                                                ------------        -----------
  Change in net assets from capital share transactions ..         45,483,921         30,731,976
                                                                ------------        -----------
  CHANGE IN NET ASSETS ..................................         54,226,566         34,155,855
  NET ASSETS:
    Beginning of year ...................................         64,178,382         30,022,527
                                                                ------------        -----------
    End of year .........................................       $118,404,948        $64,178,382
                                                                ============        ===========
                               See notes to financial statements.

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                  FOR THE             FOR THE
                                                                 YEAR ENDED         YEAR ENDED
                                                                OCTOBER 31,         OCTOBER 31,
                                                                    1997               1996
                                                                ------------        -----------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income ...............................       $  1,806,052       $  1,107,451
    Net realized gains on investment transactions,
      foreign currency transactions and futures .........         10,878,480          2,417,998
    Net change in unrealized appreciation on investments,
      foreign currency and futures ......................         11,662,650          7,391,200
                                                                ------------       ------------
  Change in net assets resulting from operations ........         24,347,182         10,916,649
                                                                ------------       ------------
  CAPITAL SHARE TRANSACTIONS:
    Contributions .......................................         84,915,450         90,808,909
    Withdrawals .........................................        (37,372,081)        (6,415,942)
                                                                ------------       ------------
  Change in net assets from capital share transactions ..         47,543,369         84,392,967
                                                                ------------       ------------
  CHANGE IN NET ASSETS ..................................         71,890,551         95,309,616
  NET ASSETS:
    Beginning of year ...................................        135,238,524         39,928,908
                                                                ------------       ------------
    End of year .........................................       $207,129,075       $135,238,524
                                                                ============       ============
                               See notes to financial statements.

REPUBLIC SMALL CAP EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FOR THE PERIOD
                                                                                 SEPTEMBER 3,
                                                                                     1996
                                                              FOR THE            (COMMENCEMENT
                                                            YEAR ENDED         OF OPERATIONS) TO
                                                            OCTOBER 31,           OCTOBER 31,
                                                               1997                  1996
                                                            ------------         --------------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment loss ............................        $   (559,423)        $      (12,942)
    Net realized gains on investment transactions ..          20,375,972                283,247
    Net change in unrealized appreciation on
      investments ..................................          23,351,706              3,030,441
                                                            ------------         --------------
  Change in net assets resulting from operations ...          43,168,255              3,300,746
                                                            ------------         --------------
  CAPITAL SHARE TRANSACTIONS:
    Contributions ..................................          79,877,809            116,600,020
    Withdrawals ....................................         (29,207,088)                    --
                                                            ------------         --------------
  Change in net assets from capital share
transactions                                                  50,670,721            116,600,020
                                                            ------------         --------------
  CHANGE IN NET ASSETS .............................          93,838,976            119,900,766
  NET ASSETS:
    Beginning of year ..............................         119,900,866                    100
                                                            ------------         --------------
    End of year ....................................        $213,739,842         $  119,900,866
                                                            ============         ==============

                               See notes to financial statements.

REPUBLIC PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1997

1. ORGANIZATION. The Republic Fixed Income Portfolio, Republic International Equity Portfolio and Republic Small Cap Equity Portfolio (collectively the "Portfolios") are diversified series of the Republic Portfolios (the "Portfolio Trust"), an open-end management investment company, which currently has only these three series. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on November 1, 1994. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolios.

        The investment objective of the Republic Fixed Income Portfolio is to realize above-average total return over a market cycle of three to five years, consistent with reasonable risk, through investment in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade commonly referred to as "junk bonds"), foreign fixed-income securities, mortgage backed securities of domestic issuers and other fixed-income securities. The Fixed Income Portfolio's average weighted maturity will ordinarily exceed five years.

        The investment objective of the Republic International Equity Portfolio is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers (including American Depository Receipts ("ADR's") and U.S. registered securities) and securities whose principal markets are outside of the United States.

        The investment objective of the Small Cap Equity Portfolio is to seek long-term growth of capital by investing primarily in equity securities of small- and medium-sized companies that are early in their life cycle but which may have potential to become major enterprises ("emerging growth companies").

        Republic National Bank of New York ("Republic" or the "Manager") serves as investment manager to the Portfolios. BISYS Fund Services, Inc., ("BISYS") serves as administrator to the Portfolios.

2.  SIGNIFICANT ACCOUNTING POLICIES.   The following is a summary of the
    significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:
    The net asset value of each Portfolio is determined each day on which the New York Stock Exchange ("NYSE") is open for trading. Each sub-adviser typically completes its trading on behalf of the Portfolio in various markets before 4:00 p.m. and the value of the portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to 4:00 p.m., however, if extraordinary events occur that are expected to affect the value of a portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees of the Portfolio Trust.

        Equity securities are valued at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last reported sales price on the NASDAQ National Securities Market on the date of valuation.

        Bonds and other fixed-income securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market. It is expected that for bonds and other fixed income securities this ordinarily will be the over-the-counter market. Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the portfolio may be valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees of the Portfolio Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term debt obligations are valued at amortized cost, which constitutes fair value as determined by, or under the direction of, the Board of Trustees of the Portfolio Trust.

        Bonds and other fixed income securities listed on a foreign exchange are valued at the last quoted sales price available before the time when assets are valued.

        Futures contracts are normally valued at the settlement price on the exchange on which they are traded.

        Portfolio securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees of the Portfolio Trust.

    FOREIGN CURRENCY TRANSLATION:
    The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on equity investments from fluctuations arising from changes in market prices of equity securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Portfolios isolate that portion of the results of operations resulting from changes in foreign exchange rates on debt instruments from fluctuations arising from changes in market prices of debt instruments held, as gains and losses on foreign currency transactions.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
    The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities, or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

    FUTURES:
    A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The Fixed Income Portfolio invests in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities the Fixed Income Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. The summary of open financial futures contracts at October 31, 1997 is included in the Fixed Income Portfolio's Schedule of Open Futures Contracts which is included elsewhere in this report.

    SECURITIES TRANSACTIONS AND RELATED INCOME:
    Securities transactions are accounted for on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income and other distributions from the portfolio securities are recorded on the ex-dividend date, except, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Realized gains and losses on securities transactions are determined on the identified cost basis.

    EXPENSES ALLOCATION:
    Expenses incurred by the Portfolio Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio, except when allocations of direct expenses to each Portfolio can otherwise be made more fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

    TAXES:
    The Portfolios will be treated as a partnership for U.S. federal income tax purposes and are therefore not subject to U.S. federal income tax. As such, each investor in the Portfolios will be taxed on its share of the Portfolios' ordinary income and capital gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

        Income received by the Portfolio from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries.

    UNAMORTIZED ORGANIZATION EXPENSES:
    Each Portfolio incurred certain costs in connection with their organization. Such costs have been deferred and are being amortized over a period not to exceed five years from the commencement of operations.

3.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
    INVESTMENT MANAGEMENT:
    Republic National Bank of New York ("Republic" or the "Manager") serves as the Investment Manager to the Portfolios pursuant to an investment management contract with the Portfolio Trust. Subject to the general guidance and the policies set by the Trustees of the Portfolio Trust, Republic provides general supervision over the investment management functions performed by the Sub-Advisers. For its services under the Investment Management Contract, the Manager is entitled to receive from the Portfolios, fees payable monthly, at the annual rate of 0.20% of the Fixed Income Portfolio's average daily net assets and at the annual rate of 0.25% of each of the International Equity Portfolio's and Small Cap Equity Portfolio's average daily net assets. For the year ended October 31, 1997 the Manager waived its entire fee for each Portfolio.

    SUB-ADVISORY:
    Miller, Anderson & Sherrerd (the "Fixed Income Sub-Adviser") continuously manages the investment portfolio of the Fixed Income Portfolio pursuant to a sub-advisory agreement with the Manager. For its services, the Fixed Income Sub-Adviser is paid a fee by the Fixed Income Portfolio, computed daily and based on the Fixed Income Portfolio's average daily net assets, equal on an annual basis to 0.375% of the net assets up to $50 million, 0.25% of the net assets over $50 million up to $95 million, $300,000 on net assets over $95 million up to $150 million, 0.20% of net assets over $150 million up to $250 million, and 0.15% of net assets over $250 million.

        Capital Guardian Trust Company (the "International Equity Sub-Adviser") continuously manages the investment portfolio of the International Equity Portfolio pursuant to a sub-advisory agreement with the Manager. For its services, the International Equity Sub-Adviser is paid a fee by the International Equity Portfolio, computed daily and based on the International Equity Portfolio's average daily net assets, equal on an annual basis to 0.70% of the net assets up to $25 million, 0.55% of the net assets over $25 million up to $50 million, 0.425% of net assets over $50 million up to $250 million, and 0.375% of net assets over $250 million.

        MFS Institutional Advisors, Inc. (the "Small Cap Equity Sub-Adviser") continuously manages the investment portfolio of the Small Cap Equity Portfolio pursuant to a sub-advisory agreement with the Manager. For its services, the Small Cap Equity Sub-Adviser is paid a fee by the Small Cap Equity Portfolio, computed daily and based on the Small Cap Equity Portfolio's average daily net assets, equal on an annual basis to 0.75% of the net assets up to $50 million and 0.60% of the net assets in excess of $50 million.

        It is the responsibility of the sub-advisers not only to make investment decisions for their respective Portfolio, but also to place purchase and sale orders for the portfolio transactions of their respective Portfolio. For the year ended October 31, 1997 the sub-advisory fees for each Portfolio were as follows:

        Fixed Income Portfolio ...................................  $  276,784
        International Equity Portfolio ...........................     893,016
        Small Cap Equity Portfolio ...............................   1,104,635

    ADMINISTRATION:
    Pursuant to an administrative services agreement, BISYS Fund Services Ireland Ltd., ("BISYS") provides the Portfolios with general office facilities, and supervises the overall administration of the Portfolios including, among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Portfolios with applicable laws and regulations and arranges for the maintenance of books and records of the Portfolios. For its services to the Portfolios, BISYS receives from each Portfolio, fees payable monthly, equal on an annual basis to 0.05% of the first $1 billion of a Portfolio's average daily assets; 0.04% of the next $1 billion of such assets; and 0.035% of such assets in excess of $2 billion. For the year ended October 31, 1997 BISYS earned the following fees as Administrator for each Portfolio.

        Fixed Income Portfolio ......................................  $46,181
        International Equity Portfolio ..............................   93,296
        Small Cap Equity Portfolio ..................................   85,889

    FUND ACCOUNTING:
    Pursuant to a Fund Accounting Agreement, Investors Bank and Trust Co., ("IBT") serves as fund accounting agent to the Portfolios. For its services to the Fixed Income Portfolio, International Equity Portfolio and Small Cap Equity Portfolio, IBT receives fees payable monthly equal on an annual basis to $40,000, $50,000 and $40,000 respectively. For the year ended October 31, 1997, the following fees were incurred for these services.

        Fixed Income Portfolio ......................................  $40,000
        International Equity Portfolio ..............................   50,000
        Small Cap Equity Portfolio ..................................   40,000

    TRUSTEES' FEES:
    The fees paid and out-of-pocket expenses reimbursed to the Trustees for the year ended October 31, 1997 were as follows:

        Fixed Income Portfolio ......................................  $ 4,745
        International Equity Portfolio ..............................   10,220
        Small Cap Equity Portfolio ..................................    9,855

    WAIVER OF EXPENSES:
    The Manager has voluntarily agreed to waive its fees, for certain expenses. For the year ended October 31, 1997 expenses of the Republic Portfolios were voluntarily reduced by amounts as detailed below:
                                                                       AMOUNTS
                                                                       WAIVED
                                                                       ------

        Fixed Income Portfolio .....................................  $184,724
        International Equity Portfolio .............................   466,480
        Small Cap Equity Portfolio .................................   429,442

4. INVESTMENT TRANSACTIONS. During the year ended October 31, 1997, each Portfolio purchased and sold portfolio securities, excluding short-term securities, in the following amounts:

                                               PURCHASES            SALES

    Fixed Income Portfolio .............       $349,101,435       $300,863,951
    International Equity Portfolio .....        107,088,429         49,339,534
    Small Cap Equity Portfolio .........        206,704,555        146,513,248

5. SUBSEQUENT EVENT. The Board of Trustees of the Funds approved the transfer of the custody function to Republic National Bank of New York effective from December 1, 1997 for the Funds and the Portfolios excluding the Republic International Equity Portfolio.

REPUBLIC FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                                                        FOR THE PERIOD
                                                                                       JANUARY 9, 1995
                                               FOR THE               FOR THE            (COMMENCEMENT
                                              YEAR ENDED            YEAR ENDED        OF OPERATIONS) TO
                                           OCTOBER 31, 1997      OCTOBER 31, 1996      OCTOBER 31, 1995
                                           ----------------      ----------------      ----------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000)              $118,405              $64,178               $30,023
  Ratio of expenses to average
    net assets ......................             0.57%                0.67%                 0.46%(b)
  Ratio of net investment income to
    average net assets ..............             6.17%                5.66%                 6.04%(b)
  Ratio of expenses to average
    net assets (a) ..................             0.77%                0.90%                 1.00%(b)
  Ratio of net investment income to
    average net assets (a) ..........             5.97%                5.43%                 5.51%(b)
  Portfolio turnover ................           349.00%              152.00%               100.00%

(a) During the year, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
                                 See notes to financial statements.

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                                                        FOR THE PERIOD
                                                                                       JANUARY 9, 1995
                                               FOR THE               FOR THE            (COMMENCEMENT
                                              YEAR ENDED            YEAR ENDED        OF OPERATIONS) TO
                                           OCTOBER 31, 1997      OCTOBER 31, 1996      OCTOBER 31, 1995
                                           ----------------      ----------------      ----------------

RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000) ...          $207,129             $135,239               $39,929
  Ratio of expenses to average
    net assets ......................             0.76%                0.83%                 0.64%(b)
  Ratio of net investment income to
    average net assets ..............             0.97%                1.14%                 1.55%(b)
  Ratio of expenses to average net
    assets (a) ......................             1.01%                1.10%                 1.39%(b)
  Ratio of net investment income to
    average net assets (a) ..........             0.72%                0.87%                 0.80%(b)
  Portfolio turnover ................            30.00%               23.30%                 3.07%
  Average commission rate
    paid (c) ........................           $0.0020              $0.0030                    --

(a) During the year, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. See notes to financial statements.

REPUBLIC SMALL CAP EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                                                FOR THE PERIOD
                                                                               SEPTEMBER 3, 1996
                                                             FOR THE             (COMMENCEMENT
                                                            YEAR ENDED         OF OPERATIONS) TO
                                                         OCTOBER 31, 1997      OCTOBER 31, 1996
                                                         ----------------      ----------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000) .................          $213,740              $119,901
  Ratio of expenses to average net assets .........             0.84%                 0.82%(b)
  Ratio of net investment loss to average
    net assets ....................................           (0.33)%               (0.11)%(b)
  Ratio of expenses to average net
    assets (a) ....................................             1.09%                 1.10%(b)
  Ratio of net investment loss to average
    net assets (a).................................           (0.58)%               (0.39)%(b)
  Portfolio turnover ..............................            92.18%                50.55%
  Average commission rate paid (c) ................           $0.0566               $0.0093

(a) During the year, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.

                                 See notes to financial statements.

[LOGO]

INDEPENDENT AUDITORS' REPORT

The Board of Trustees
Republic Portfolios:

    We have audited the accompanying statements of assets and liabilities of Republic Fixed Income Portfolio, Republic International Equity Portfolio and Republic Small Cap Equity Portfolio (the Funds), portfolios of Republic Portfolios, including the schedules of investments, as of October 31, 1997 and the related statements of operations for the year then ended and statements of changes in net assets and financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for Republic Fixed Income Portfolio and Republic International Equity Portfolio for the period from January 9, 1995 (commencement of operations) to October 31, 1995 were audited by other auditors whose reports thereon, dated December 8, 1995, expressed unqualified opinions on those financial highlights.

    We conducted our audits in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned by Republic Fixed Income Portfolio, Republic International Equity Portfolio and Republic Small Cap Equity Portfolio as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Republic Fixed Income Portfolio, Republic International Equity Portfolio and Republic Small Cap Equity Portfolio as of October 31, 1997, the results of their operations for the year then ended and changes in their net assets and financial highlights for the each of the years or periods in the two-year period then ended in conformity with United States generally accepted accounting principles.

                                                                 KPMG

Toronto, Ontario
December 12, 1997

REPUBLIC NEW YORK TAX-FREE BOND FUND     SUB-ADVISERS
REPUBLIC EQUITY FUND                        REPUBLIC EQUITY FUND
REPUBLIC BOND FUND                          Alliance Capital Management, L.P.
REPUBLIC OVERSEAS EQUITY FUND               1345 Avenue of the Americas
REPUBLIC OPPORTUNITY FUND                   New York, NY 10105

REPUBLIC FAMILY OF FUNDS:                   Brinson Partners, Inc.
CUSTOMER SERVICE                            209 South LaSalle Street
   Republic National Bank of New York       Chicago, IL 60604
   452 Fifth Avenue
   New York, NY 10018                       REPUBLIC BOND FUND
   (888) 525-5757 (Toll Free)               Miller Anderson & Sherrerd
                                            One Tower Bridge
INVESTMENT ADVISER                          West Conshohocken, PA 19428
Republic National Bank of New York
452 Fifth Avenue                            REPUBLIC OVERSEAS EQUITY FUND
New York, NY 10018                          Capital Guardian Trust Company
                                            11100 Santa Monica Boulevard
ADMINISTRATOR, DISTRIBUTOR AND SPONSOR      Los Angeles, CA 90025
BISYS Fund Services
3435 Stelzer Road                           REPUBLIC OPPORTUNITY FUND
Columbus, OH 43219                          MFS Institutional Advisors, Inc.
(614) 470-8000                              500 Boylston Street
                                            Boston, MA 02116
CUSTODIAN AND TRANSFER AGENT
Investors Bank & Trust Company
89 South Street
Boston, MA 02111
(800) 782-8183

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, MA 02110

LEGAL COUNSEL
Dechert Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005

RFFRC (6/97)